CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICALY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.2

EXECUTION VERSION

INCORPORATED TERMS MEMORANDUM

IN RELATION TO

£519,632,743.56 CLASS A GBP ASSET BACKED

FLOATING RATE NOTES DUE 2025

€122,493,843.06 CLASS A EUR ASSET BACKED

FLOATING RATE NOTES DUE 2025

£174,149,194.44 CLASS B GBP ASSET BACKED

FLOATING RATE NOTES DUE 2025

€83,720,557.94 CLASS B EUR ASSET BACKED

FLOATING RATE NOTES DUE 2025

100 RESIDUAL CERTIFICATES

SCHEDULE 1

MASTER DEFINITIONS SCHEDULE

1.	DEFINITIONS

Except where the context otherwise requires, the following defined terms used in the Transaction Documents have the meanings set out below (as the same may be amended and supplemented from time to time):

“Account Bank” means Elavon Financial Services DAC, UK Branch or any other bank as the account bank with which an Issuer Account is maintained as nominated in accordance with the terms of the Account Bank Agreement;

“Account Bank Agreement” means the agreement so named dated on or about the Closing Date between the Issuer, the Seller, the Cash Manager, the Account Bank and the Trustee;

“Account Bank Minimum Rating” means:

(a)	a long-term, unsecured, unguaranteed and unsubordinated debt obligation rating of at least “A3” by Moody’s; and

(b)	a short-term issuer default rating by Fitch of at least F-1 or a long-term issuer default rating by Fitch of at least “A” by Fitch,

or a comparable rating from an internationally recognised credit rating agency (each, the “Account Bank Minimum Rating” and together, the “Account Bank Minimum Ratings”).

“Account Details” means the details of each of the Issuer Accounts set out in Schedule 9 (Account Details) of this Incorporated Terms Memorandum;

“Accounting Reference Date” means, in each year in respect of the Issuer, 31 May.

“Accounts Final Delivery Date” means, in respect of the Issuer, the date which is 180 days after its Accounting Reference Date;

“Additional Account” means each additional Issuer Account which may be opened by the Issuer pursuant to clause 18 (Additional Accounts) of the Account Bank Agreement or any additional or replacement accounts that the Issuer may from time to time open with the consent of the Trustee (including, if applicable, any securities accounts);

“Additional Ledger” means each additional ledger which may be established by the Cash Manager on any Issuer Account pursuant to the terms of the Cash Management Agreement;

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company;

“Agency Agreement” means the agreement so named dated on or about the Closing Date between the Issuer, the Agents, the Trustee;

“Agents” means the Note Calculation Agent, the Paying Agent and the Registrar and “Agent” means any one of them;

“Alternate Payment Date” means any Business Day on which the Purchase Price of a Purchased Security is reduced pursuant to paragraphs 2.8(g), 2.10(d), 2.19(d) and 2.20(i) of the Repurchase Agreement, provided that the Issuer (or the Servicer on its behalf) has provided the Cash Manager, the Trustee, the Agents and where applicable the Servicer, at least 3 Business Days’ notice of its intention to so redeem the Notes;

“Amortisation Amount” has the meaning ascribed to it in the Repurchase Agreement;

“Amortisation Ratio Threshold” has the meaning ascribed to it in the Repurchase Agreement. “Amortisation Ratio Threshold Event” has the meaning ascribed to it in the Repurchase Agreement.

“Ancillary Rights” means in relation to a Right, all ancillary rights, accretions and supplements to such Right, including any guarantees or indemnities in respect of such Right;

“Applicable Law” means any law or regulation including, but not limited to:

(a)	any domestic or foreign statute or regulation;

(b)	any rule of any Governmental Authority, stock exchange or self-regulatory organisation with which each Party is bound or accustomed to comply; and

(c)	any agreement entered into by the Parties and any Governmental Authority or between any two or more Governmental Authorities;

“Appointee” means any delegate, agent, nominee, custodian, attorney or manager appointed by the Trustee pursuant to the provisions of the Trust Documents and the other Transaction Documents;

“Asset Realisation Proceeds” means the sum of any and all realisation proceeds resulting from the realisation (sale or other disposal) of each Underlying Asset (including, for the avoidance of doubt, the Guarantee and any other Ancillary Rights) less any realisation costs incurred in connection with such realisation.

“Assigned Rights” means the Benefit of the Financial Assets and the Underlying Finance Documents assigned or to be assigned to the Issuer by the Seller pursuant to the terms of the Repurchase Agreement;

“Authorised Representative” means a person named in schedule 10 (Authorised Representatives) to the Account Bank Agreement, as amended pursuant to clause 5.12 (Payment mechanics) of the Account Bank Agreement;

“Authorised Signatory” means, in relation to any Transaction Party, any person who is duly authorised and in respect of whom a certificate has been provided signed by a director or another duly authorised person of such Transaction Party setting out the name and signature of such person and confirming such person’s authority to act;

“Available Interest Amounts” means, for each Interest Payment Date, an amount equal to the aggregate of (without double-counting):

(a)	an amount equal to the Price Differential received by the Issuer during the immediately preceding Interest Period;

(b)	interest paid to the Issuer on the Transaction Accounts received during the immediately preceding Calculation Period; and

(c)

other net income of the Issuer received during the immediately preceding Calculation Period, including any additional amounts to be applied as Available Interest Amounts in accordance with item (c) of the Pre-Default Principal Priority of Payments.

“Available Principal Receipts” means payments received by the Issuer representing Sequential Principal Receipts or Pro Rata Principal Receipts, appearing in the record of the Pro Rata Principal Receipts and Sequential Principal Receipts attributable to a Purchased Security as maintained by the Cash Manager in accordance with the Cash Management Agreement;

“Basic Terms Modification” means each of:

(a)	the modification of the date of maturity of Notes;

(b)

the modification of the date of payment of principal, interest or any other amount in respect of the Notes, or, where applicable, of the method of calculating the date of payment of principal, interest or any other amount in respect of the Notes, or of the method of calculating the date of payment in respect of the Residual Certificates;

(c)

the modification of the amount of principal or the rate of interest or any other amount payable in respect of the Notes, or, where applicable, of the method of calculating the amount payable of any principal, interest or any other amount in respect of the Notes, or of the method of calculating the amounts payable in respect of the Residual Certificates (including, in relation to any class of Notes or Residual Certificates, if any such modification is proposed for any class of Notes ranking senior to such class of Notes or the Residual Certificates in the Priorities of Payments);

(d)	the alteration of the currency in which payments under the Notes or Residual Certificates are to be made;

(e)	a request for Further Notes to be issued;

(f)	the alteration of the quorum or majority required in relation to the Basic Terms Modification;

(g)	the sanctioning of any scheme or proposal for the sale, conversion or cancellation of the Notes or the Residual Certificates;

(h)	the sanctioning of any waiver of any proposed or actual breach of any of the covenants (including any Note Event of Default or Potential Note Event of

Default) or provisions contained in or arising pursuant to the Conditions, the Residual Certificates Conditions any of the Transaction Documents by any party thereto which would have the effect of any of the foregoing;

(i)	any amendment to the definition of Restricted Transferees;

(j)	any amendment to the Priorities of Payment;

(k)	any amendment to Repurchase Agreement;

(l)	any change to the provisions referred to in this definition of Basic Terms Modification; or

(m)	any change to the definition of a Basic Terms Modification;

“Benchmark Rate” means, for each Interest Period, the rate determined by the Servicer or the Realisation Agent (as applicable) as follows:

(a)

in respect of each Class of the GBP Notes, the sum of the rates determined for all GBP Purchased Securities by multiplying (i) a fraction, the numerator of which is the Purchase Price for such GBP Purchased Securities as at the first day of that Interest Period and the denominator of which is the aggregate Purchase Price for all GBP Purchased Securities as at the first day of that Interest Period by (ii) the Repo Benchmark Rate for such GBP Purchased Securities determined on the Pricing Rate Determination Date which immediately precedes the first day of that Interest Period;

(b)

in respect of each Class of the EUR Notes, the sum of the rates determined for all EUR Purchased Securities by multiplying (i) a fraction, the numerator of which is the Purchase Price for such EUR Purchased Securities as at the first day of that Interest Period and the denominator of which is the aggregate Purchase Price for all EUR Purchased Securities as at the first day of that Interest Period by (ii) the Repo Benchmark Rate for such EUR Purchased Securities determined on the Pricing Rate Determination Date which immediately precedes the first day of that Interest Period; and

(c)

in respect of any Class A USD Notes or Class B USD Notes, the benchmark rate agreed between the Seller, the Noteholders and the Issuer on or prior to the date of the issue of the Class A USD Notes or Class B USD Notes, as applicable, provided that if the Purchase Price for any Purchased Security is reduced during an Interest Period in accordance with the terms of the Repurchase Agreement:

(i)	the Benchmark Rate for the relevant Class of Notes shall be re-calculated in the manner set out below:

(A)

in respect of each Class of the GBP Notes, the sum of the rates determined for all GBP Purchased Securities by multiplying (i) a fraction, the numerator of which is the Purchase Price for such GBP Purchased Securities as at such Alternate Payment Date and the denominator of which is the aggregate Purchase Price for all GBP Purchased Securities as at such Alternate Payment Date by (ii) the Repo Benchmark Rate for such GBP Purchased Securities determined on the Pricing Rate Determination Date which immediately precedes such Alternate Payment Date first;

(B)

in respect of each Class of the EUR Notes, the sum of the rates determined for all EUR Purchased Securities by multiplying (i) a fraction, the numerator of which is the Purchase Price for such EUR Purchased Securities as at such Alternate Payment Date and the denominator of which is the aggregate Purchase Price for all EUR Purchased Securities as at such Alternate Payment Date by (ii) the Repo Benchmark Rate for such EUR Purchased Securities determined on the Pricing Rate Determination Date which immediately precedes such Alternate Payment Date; and

(C)

in respect of each Class of the USD Notes, the benchmark rate agreed between the Seller, the Noteholders and the Issuer on or prior to the date of the issue of the Class A USD Notes or Class B USD Notes, as applicable; and

(ii)

such re-calculated Benchmark Rate shall apply until the earlier to occur of an Alternate Payment Date (in which case the Benchmark Rate will be re-calculated on the basis of limb (i) above) or an Interest Payment Date.

For the avoidance of doubt, re-calculation of the Benchmark Rate on an Alternate Payment Date shall occur immediately after reduction in the Purchase Price for the relevant Purchased Security and redemption of the relevant Notes.

“Benefit” in respect of any asset, agreement, property or right (each a “Right” for the purpose of this definition) held, assigned, conveyed, transferred, charged, sold or disposed of by any person shall be construed so as to include:

(a)

all right, title, interest and benefit, present and future, actual and contingent (and interests arising in respect thereof) of such person in, to, under and in respect of such Right and all Ancillary Rights in respect of such Right;

(b)

all monies and proceeds payable or to become payable under, in respect of, or pursuant to such Right or its Ancillary Rights and the right to receive payment of such monies and proceeds and all payments made including, in respect of any bank account, all sums of money which may at any time be credited to such bank account together with all interest accruing from time to time on such money and the debts represented by such bank account;

(c)	the benefit of all covenants, undertakings, representations, warranties and indemnities in favour of such person contained in or relating to such Right or its Ancillary Rights;

(d)

the benefit of all powers of and remedies for enforcing or protecting such person’s right, title, interest and benefit in, to, under and in respect of such Right or its Ancillary Rights, including the right to demand, sue for, recover, receive and give receipts for proceeds of and amounts due under or in respect of or relating to such Right or its Ancillary Rights; and

(e)

all items expressed to be held on trust for such person under or comprised in any such Right or its Ancillary Rights, all rights to deliver notices and/or take such steps as are required to cause payment to become due and payable in respect of such Right and its Ancillary Rights, all rights of action in respect of any breach of or in connection with any such Right and its Ancillary Rights and all rights to receive damages or obtain other relief in respect of such breach;

“Block Voting Instruction” means, in relation to any Meeting, a document in the English language issued by the Paying Agent:

(a)

certifying that certain specified Notes or Residual Certificates have been deposited with the Paying Agent (or to its order at a bank or other depository) and will not be released until the earlier of:

(i)	the conclusion of the Meeting; and

(ii)

the surrender to the Paying Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited Notes or Residual Certificates and notification thereof by the Paying Agent to the Issuer and the Trustee;

(b)

certifying that the depositor of such specified Note or Residual Certificates or a duly authorised person on its behalf has instructed the Paying Agent that the votes attributable to such specified Note or Residual Certificates are to be cast in a particular way on each resolution to be put to the Meeting and that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

(c)

listing the total number of the Notes or Residual Certificates, distinguishing (if relevant) for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution or to abstain; and

(d)	authorising a named individual or individuals to vote in respect of the Notes or Residual Certificates;

“Breach of Duty” means in relation to any person (other than the Trustee, the Account Bank, the Cash Manager and the Agents), a wilful default, fraud, illegal dealing, negligence or material breach of any agreement or breach of trust by such person and in relation to the Trustee, the Account Bank, the Cash Manager and each Agent means a wilful default, fraud or gross negligence by the Trustee, the Account Bank, the Cash Manager or the relevant Agent (as the case may be);

“Business Day has the meaning given to it in the Repurchase Agreement;

“Calculation Date” means:

(a)	in relation to an Interest Payment Date, the date falling 5 Business Days prior to the relevant Interest Payment Date; or

(b)	in relation to an Alternate Payment Date, the date falling 2 Business Days prior to the relevant Alternate Payment Date;

“Calculation Period” means each period from (but excluding) a Calculation Date (or in respect of the first Calculation Period, from and including the Closing Date to (and including) the next (or first) Calculation Date and, in relation to an Interest Payment Date, the “related Calculation Period” means, unless the context otherwise requires, the Calculation Period ending immediately before such Interest Payment Date;

“Call-back Contacts” has the meaning given to it in clause 5.13.2 of the Issuer Account Bank Agreement;

“Cash Management Agreement” means the agreement so named dated on or about the Closing Date between the Issuer, the Cash Manager, the Seller and the Trustee;

“Cash Manager” means U.S. Bank Global Corporate Trust Limited and/or any Replacement Cash Manager appointed in accordance with the terms of the Cash Management Agreement from time to time;

“Cash Manager Records” means the original and/or any copies of all documents and records, in whatever form or medium, relating to the Cash Manager Services including all computer tapes, files and discs relating to the Cash Manager Services;

“Cash Manager Services” means those services which the Cash Manager has agreed to perform pursuant to the Cash Management Agreement (including, without limitation, schedules to the Cash Management Agreement and in particular schedule 1 (Cash Manager Services) to the Cash Management Agreement);

“Cash Manager Termination Date” means the latest to occur of the date specified in a Cash Manager Termination Notice or in a notice delivered pursuant to clause 19.1 (Termination by notice) of the Cash Management Agreement or determined in accordance with clause 19.2 (Agreement to terminate on appointment of Replacement Cash Manager) of the Cash Management Agreement;

“Cash Manager Termination Event” means any of the events described in clause 17 (Cash Manager Termination Events) of the Cash Management Agreement;

“Cash Manager Termination Notice” means a notice to the Cash Manager from the Issuer or, as applicable, the Trustee delivered in accordance with the terms of clause 17 (Cash Manager Termination Events) of the Cash Management Agreement;

“Cash Manager Warranties” has the meaning given to it in clause 8.1 (Cash Manager Representations and Warranties) of the Cash Management Agreement;

“Cash Manager Website” means the website of https://pivot.usbank.com (or such other website as may be available for such purpose and notified by the Cash Manager to the Transaction Parties);

“Cash Margin Accounts” means the EUR Cash Margin Account, the GBP Cash Margin Account and the USD Cash Margin Account;

“Cash Margin Account Mandates” means the EUR Cash Margin Account Mandate, the GBP Cash Margin Account Mandate and the USD Cash Margin Account Mandate;

“Cash Margin Ledger” means the ledger so named opened in the books of the Issuer by the Cash Manager in accordance with part 2 (Operation of Ledgers) schedule 1 (Maintenance and Operation of Ledgers) of the Cash Management Agreement which records the receipt and distribution of Margin Threshold Rectification Amounts and Default Exposure Threshold Rectification Amount;

“Certificateholders” means the persons who for the time being are registered in the Register as the holders of the Residual Certificates;

“Chairman” means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 6 (Chairman) of schedule 4 (Provisions for Meetings of Noteholders) of the Trust Deed;

“Charged Accounts” means the Issuer Accounts and any bank or other account in which the Issuer may at any time acquire a Benefit and over which the Issuer has created an Encumbrance in favour of the Trustee pursuant to the Deed of Charge;

“Charged Property” means all the property of the Issuer which is subject to the Security;

“Class A EUR Further Notes” means any Class A EUR Notes issued on any Interest Payment Date, such notes being consolidated, and forming a single series, with the Class A EUR Initial Notes;

“Class A EUR Initial Notes” means the €122,493,843.06 Class A EUR Asset Backed Floating Rate Notes due 2025 issued or due to be issued by the Issuer on the Closing Date or, as the case may be, a specific number thereof;

“Class A EUR Noteholders” means the persons who for the time being are the registered holders of the Class A EUR Notes;

“Class A EUR Notes” means the Class A EUR Initial Notes and any Class A EUR Further Notes;

“Class A EUR Prepayment Fee Amount” means, on any Interest Payment Date or Alternate Payment Date that the Class A Notes are redeemed pursuant to Condition 8 (Final Redemption, Mandatory Redemption, Optional Redemption and Cancellation) as a result of an early repurchase of EUR Purchased Securities where an Exit Fee is received by the Issuer under the Repurchase Agreement, an amount equal to 100 per cent. of the Exit Fee received by the Issuer;

“Class A EUR Principal Payment Amount” means, in respect of any Interest Payment Date or Alternate Payment Date, the lesser of:

(a)	the Principal Amount Outstanding of the Class A EUR Notes; and

(b)	the sum of that portion of:

(i)	the EUR Pro Rata Principal Receipts; and

(ii)	the EUR Sequential Principal Receipts;

allocated to the Class A EUR Notes in accordance with the EUR Pre-Default Principal Allocation Rules on such Interest Payment Date or Alternate Payment Date;

“Class A Further Notes” means the Class A EUR Further Notes, the Class A GBP Further Notes and the Class A USD Notes;

“Class A GBP Further Notes” means any Class A GBP Notes issued on any Interest Payment Date, such notes being consolidated, and forming a single series, with the Class A GBP Initial Notes;

“Class A GBP Initial Notes” means the £519,632,743.56 Class A GBP Asset Backed Floating Rate Notes due 2025 issued or due to be issued by the Issuer on the Closing Date or, as the case may be, a specific number thereof;

“Class A GBP Noteholders” means the persons who for the time being are the registered holders of the Class A GBP Notes;

“Class A GBP Notes” means the Class A GBP Initial Notes and any Class A GBP Further Notes;

“Class A GBP Prepayment Fee Amount” means, on any Interest Payment Date or Alternate Payment Date that the Class A Notes are redeemed pursuant to Condition 8 (Final Redemption, Mandatory Redemption, Optional Redemption and Cancellation) as a result of an early repurchase of GBP Purchased Securities where an Exit Fee is received by the Issuer under the Repurchase Agreement, an amount equal to 100 per cent. of the Exit Fee received by the Issuer;

“Class A GBP Principal Payment Amount” means, in respect of any Interest Payment Date or Alternate Payment Date, the lesser of:

(a)	the Principal Amount Outstanding of the Class A GBP Notes; and

(b)	the sum of that portion of:

(i)	the GBP Pro Rata Principal Receipts; and

(ii)	the GBP Sequential Principal Receipts;

allocated to the Class A GBP Notes in accordance with the GBP Pre- Default Principal Allocation Rules on such Interest Payment Date or Alternate Payment Date;

“Class A Initial Notes” means the Class A EUR Initial Notes and the Class A GBP Initial Notes;

“Class A Noteholders” means the persons who for the time being are holders of the Class A Notes;

“Class A Notes” means the Class A EUR Notes, the Class A GBP Notes and the Class A USD Notes;

“Class A Prepayment Fee Amount” means the Class A EUR Prepayment Fee Amount, the Class A GBP Prepayment Fee Amount and the Class A USD Prepayment Fee Amount;

“Class A Principal Payment Amount” means the Class A EUR Principal Payment Amount, the Class A GBP Principal Payment Amount and the Class A USD Principal Payment Amount;

“Class A USD Noteholders” means the persons who for the time being are the registered holders of the Class A USD Notes;

“Class A USD Notes” means any Class A USD Asset Backed Floating Rate Notes due 2025 issued on any Interest Payment Date;

“Class A USD Prepayment Fee Amount” means, on any Interest Payment Date or Alternate Payment Date that the Class A Notes are redeemed pursuant to condition 8 (Final Redemption, Mandatory Redemption, Optional Redemption and Cancellation) as a result of an early repurchase of USD Purchased Securities where an Exit Fee is received by the Issuer under the Repurchase Agreement, an amount equal to 100 per cent. of the Exit Fee received by the Issuer;

“Class A USD Principal Payment Amount” means, in respect of any Interest Payment Date or Alternate Payment Date, the lesser of:

(a)	the Principal Amount Outstanding of the Class A USD Notes; and

(b)	the sum of that portion of:

(i)	the USD Pro Rata Principal Receipts; and

(ii)	the USD Sequential Principal Receipts;

allocated to the Class A USD Notes in accordance with the USD Pre-Default Principal Allocation Rules on such Interest Payment Date or Alternate Payment Date;

“Class B EUR Further Notes” means any Class B EUR Notes issued on any Interest Payment Date, such notes being consolidated, and forming a single series, with the Class B EUR Initial Notes;

“Class B EUR Initial Notes” means the €83,720,557.94 Class B EUR Asset Backed Floating Rate Notes due 2025 issued or due to be issued by the Issuer on the Closing Date or, as the case may be, a specific number thereof;

“Class B EUR Noteholders” means the persons who for the time being are the registered holders of the Class B EUR Notes;

“Class B EUR Notes” means the Class B EUR Initial Notes and any Class B EUR Further Notes;

“Class B EUR Principal Payment Amount” means, in respect of any Interest Payment Date or Alternate Payment Date, the lesser of:

(a)	the Principal Amount Outstanding of the Class B EUR Notes; and

(b)	the sum of that portion of:

(i)	the EUR Pro Rata Principal Receipts; and

(ii)	the EUR Sequential Principal Receipts;

allocated to the Class B EUR Notes in accordance with the EUR Pre-Default Principal Allocation Rules on such Interest Payment Date or Alternate Payment Date;

“Class B Further Notes” means the Class B EUR Further Notes, the Class B GBP Further Notes and the Class B USD Notes;

“Class B GBP Further Notes” means any Class B GBP Notes issued on any Interest Payment Date, such notes being consolidated, and forming a single series, with the Class B GBP Initial Notes;

“Class B GBP Initial Notes” means the £174,149,194.44 Class B GBP Asset Backed Floating Rate Notes due 2025 issued or due to be issued by the Issuer on the Closing Date or, as the case may be, a specific number thereof;

“Class B GBP Noteholders” means the persons who for the time being are the registered holders of the Class B GBP Notes;

“Class B GBP Notes” means the Class B GBP Initial Notes and any Class B GBP Further Notes;

“Class B GBP Principal Payment Amount” means, in respect of any Interest Payment Date or Alternate Payment Date, the lesser of:

(a)	the Principal Amount Outstanding of the Class B GBP Notes; and

(b)	the sum of that portion of:

(i)	the GBP Pro Rata Principal Receipts; and

(ii)	the GBP Sequential Principal Receipts;

allocated to the Class B GBP Notes in accordance with the GBP Pre-Default Principal Allocation Rules on such Interest Payment Date or Alternate Payment Date.

“Class B Initial Notes” means the Class B EUR Initial Notes and the Class B GBP Initial Notes;

“Class B Noteholders” means the persons who for the time being are holders of the Class B Notes;

“Class B Notes” means the Class B EUR Notes, the Class B GBP Notes and the Class B USD Notes;

“Class B Principal Payment Amount” means the Class B EUR Principal Payment Amount, the Class B GBP Principal Payment Amount and the Class B USD Principal Payment Amount;

“Class B Set-Off Date” means, in relation to a Write-Down Notice:

(a)

where such notice is delivered following an event of default under the Repurchase Agreement in respect of which the Issuer (in its capacity as buyer) is the Defaulting Party, the Early Termination Date (as each such term is defined in the Repurchase Agreement); or

(b)

where such notice is delivered in relation to an early repurchase in accordance with Part 2.20(d) of the Repurchase Agreement, the Early Repurchase Date (as such term is defined in the Repurchase Agreement);

“Class B USD Noteholders” means the persons who for the time being are the registered holders of the Class B USD Notes;

“Class B USD Notes” means any Class B USD Asset Backed Floating Rate Notes due 2025 which may be issued by the Issuer on any Interest Payment Date;

“Class B USD Principal Payment Amount” means, in respect of any Interest Payment Date, the lesser of:

(a)	the Principal Amount Outstanding of the Class B USD Notes; and

(b)	the sum of that portion of:

(i)	the USD Pro Rata Principal Receipts; and

(ii)	the USD Sequential Principal Receipts;

allocated to the Class B USD Notes in accordance with the USD Pre-Default Principal Allocation Rules on such Interest Payment Date;

“Clearing House Automated Payment System” or “CHAPS” means transfers by way of the Clearing House Automated Payment System or such other system as may replace it;

“Client Money Rules” means the FCA Rules in relation to client money from time to time;

“Client Money Distribution and Transfer Rules” means the FCA Rules in relation to the distribution and transfer of client money from time to time;

“Closing Date” means 30 June 2020;

“Common Terms” means the provisions set out in Schedule 2 (Common Terms) of this Incorporated Terms Memorandum;

“Companies Acts” has the meaning given to it in Section 2 of the Companies Act 2006;

“Conditions” means:

(a)

in relation to the Initial Notes, the terms and conditions to be endorsed on the Initial Notes in, or substantially in, the form set out in schedule 3 (Terms and Conditions of the Notes) of the Trust Deed; and

(b)

in relation to any Further Notes, the terms and conditions to be endorsed on the Further Notes, in accordance with the Supplemental Trust Deed relating thereto and in, or substantially in, the form set out in schedule 3 (Terms and Conditions of the Notes) of the Trust Deed,

as any of the same may from time to time be modified in accordance with the Trust Deed and any reference to a particular numbered Condition shall be construed in relation to the Initial Notes accordingly and any reference to a particular numbered Condition in relation to any Further Notes shall be construed as a reference to the provision (if any) in the Conditions of such Further Notes which corresponds to the particular numbered Condition of the Initial Notes;

“Confirmation” shall have the meaning ascribed to it in the Repurchase Agreement

“Corporate Services Agreement” means the agreement so named dated on or about the Closing Date between the Corporate Services Provider, the Issuer and the Trustee;

“Corporate Services Provider” means TMF Global Services (UK) Limited;

“Covenant to Pay” means the covenants of the Issuer in respect of the Notes and Residual Certificates contained in clause 6 (Covenant to Repay Principal) and clause 7 (Covenant to Pay Interest and Residual Payments) of the Trust Deed and, in respect of the Secured Amounts, contained in clause 3 (Issuer’s Undertaking to Pay) of the Deed of Charge and the corresponding covenants contained in any supplemental or further trust deeds executed in connection with the issue of any Further Notes;

“Cure Payment” has the meaning given to such term in paragraph 8.2.2(b) of Part 2 (Operation of Ledgers) of Schedule 1 (Cash Manager Services) of the Cash Management Agreement;

“Cut-Off Date” means the day falling 3 Business Days prior to the relevant Interest Payment Date or Alternate Payment Date;

“Data Protection Legislation” means the GDPR, the Data Protection Act 2018 and all other applicable data protection and data privacy laws and regulations;

“Day Count Fraction” means in relation to any Interest Period, the quotient of:

(a)

the actual number of days in the period starting on the relevant Interest Determination Date or the Alternate Payment Date (where applicable) and ending on the immediately following Interest Determination Date; and

(b)	either: (i) 360 (for EUR Notes and USD Notes) or (ii) 365 (for GBP Notes),

where (a) is the numerator and (b) is the denominator;

“Deed of Charge” means the deed so named dated on or about the Closing Date between the Issuer and the Trustee;

“Default Bid Process” has the meaning given to such term in the Servicing and Realisation Agreement;

“Default Exposure Threshold” has the meaning ascribed to it in the Repurchase Agreement;

“Default Exposure Threshold Event” has the meaning ascribed to it in the Repurchase Agreement;

“Default Exposure Threshold Rectification Amount” has the meaning ascribed to it in the Repurchase Agreement;

“Dispute” means a dispute arising out of or in connection with any Transaction Document (including a dispute regarding the existence, validity or termination of any Transaction Document;

“Draft ESMA Disclosure RTS” has the meaning given to it in clause 12.2.1(a) of the Servicing and Realisation Agreement;

“Encumbrance” means:

(a)	a mortgage, charge, pledge, lien or other encumbrance securing any obligation of any person;

(b)

any arrangement under which money or claims to money, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person; or

(c)	any other type of preferential arrangement (including any title transfer and retention arrangement) having a similar effect;

“Enforcement Notice” means a notice delivered by the Trustee to the Issuer in accordance with Condition 13 (Events of Default) which declares the Notes to be immediately due and payable;

“Enforcement Procedures” means the exercise of rights and remedies against an Underlying Obligor in respect of such Underlying Obligor’s obligations arising from any Financial Asset in respect of which such Underlying Obligor is in default;

“Equivalent Securities” has the meaning given to it in the Repurchase Agreement;

“ESMA” means the European Securities and Markets Authority;

“EUR Available Principal Receipts” means, for each Interest Payment Date, an amount equal to the aggregate of:

(a)	payments received by the Issuer representing EUR Sequential Principal Receipts; and

(b)	payments received by the Issuer representing or EUR Pro Rata Principal Receipts;

“EUR Cash Margin Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“EUR Cash Margin Account Mandate” means the resolutions, instructions and signature authorities relating to the EUR Cash Margin Account in the form of the document set out in schedule 4 (EUR Cash Margin Account Mandate) of the Account Bank Agreement;

“EUR Cash Margin Account Payment Amount” means all amounts for the time being deposited and held in the EUR Cash Margin Account, including all interest accrued thereon and credited to the EUR Cash Margin Account from time to time;

“EUR Income Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“EUR Income Account Mandate” means the resolutions, instructions and signature authorities relating to the EUR Income Account in the form of the document set out in schedule 7 (EUR Income Account Mandate) of the Account Bank Agreement;

“EUR Income Account Payment Amount” means all amounts for the time being deposited and held in the EUR Income Account, including all interest accrued thereon and credited to the EUR Income Account from time to time;

“EUR Notes” means the Class A EUR Notes and the Class B EUR Notes;

“EUR Pre-Default Principal Allocation Rules” has the meaning given to it in Condition 8.2.2;

“EUR Pro Rata Principal Receipts” means, for each Interest Payment Date or Alternate Payment Date, an amount equal to the aggregate of the following amounts received by the Issuer under the Repurchase Agreement to be applied in accordance with the EUR Pre-Default Principal Allocation Rules:

(a)

(i) prior to the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event, or Default Exposure Threshold Event (in each case, which is continuing) in respect of the related Purchased Security; and (ii) if no Default Exposure Threshold Event is continuing in respect of any Purchased Security, any Amortisation Amount (pursuant to item (a)(i) of the definition thereof in the Repurchase Agreement) received by the Issuer following its receipt of any scheduled payment or pre-payment of principal directly in relation to a EUR Purchased Security;

(b)	the full repurchase proceeds in EUR of a Purchased Security, other than any Release Price Excess, which shall be the aggregate of:

(i)

prior to the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) in relation to any Purchased Security, any amounts relating to principal received in connection with the repurchase of an EUR Purchased Security in full; and

(ii)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) in relation to any Purchased Security, any amounts relating to principal received in connection with the repurchase in full of an EUR Purchased Security that is the subject of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event provided that (x) the repurchase of such security will cure the relevant event and (y) as a result of such repurchase, no Default Exposure Threshold Event is continuing in respect of any Purchased Security;

“EUR Purchased Securities” means:

(a)	the Project [***] Securities; and

(b)	any further EUR denominated securities acquired by the Issuer under the Repurchase Agreement;

“EUR Sequential All Exposure Principal Receipts” means:

(a)

any Amortisation Amount received by the Issuer under the Repurchase Agreement arising from Income retained by the Issuer under the Repurchase Agreement arising from the Project [***] Securities or any Further Initial Margin Securities denominated in EUR;

(b)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing), any amounts in excess of the Senior Exposure received in connection with the early repurchase in full of an EUR Purchased Security that is not subject to an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event and where the repurchase of such a security would not cure the relevant event;

(c)

any excess GBP Sequential All Exposure Principal Receipts or USD Sequential All Exposure Principal Receipts after repayment of the Class A GBP Notes or Class A USD Notes (as applicable) in full as converted into euro at the spot rate by the Cash Manager, pursuant to the Senior Exposure Reduction Rules; and

(d)	any Release Price Excess denominated in EUR;

“EUR Sequential Principal Receipts” means EUR Sequential All Exposure Principal Receipts and EUR Sequential Sole Exposure Principal Receipts appearing in the record of the EUR Sequential Principal Receipts attributable to a Purchased Security, which shall be equal to the EUR Sequential Sole Exposure Principal Receipts of such Purchased Security, as maintained by the Cash Manager in accordance with the Cash Management Agreement;

“EUR Sequential Sole Exposure Principal Receipts” means the following amounts received by the Issuer under the Repurchase Agreement:

(a)

if (i) an NPE Trigger, (ii) an Amortisation Ratio Threshold Event or (iii) a Default Exposure Threshold Event has occurred and, in each case, which is continuing, any Amortisation Amount received in respect of a EUR Purchased Security;

(b)	any Default Exposure Threshold Rectification Amount received in respect of the EUR Purchased Security;

(c)	amounts received in connection with a partial early repurchase of a EUR Purchased Security;

(d)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) any amounts equal to the Senior Exposure received in connection with the early repurchase of a EUR Purchased Security in full that is not subject to NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event and repurchase of such a security would not cure the relevant event;

(e)	any Margin Threshold Rectification Amount or Recalculated Margin Threshold Rectification Amount (as applicable) received in respect of the EUR Purchased Security;

(f)	any Cure Payments received in respect of a EUR Purchased Security;

(g)

any other Income or payment received by the Issuer in respect of an EUR Purchased Security where such Income or payment has not been applied as Available Interest Amounts, EUR Pro Rata Principal Receipts or EUR Sequential All Exposure Principal Receipt; and

(h)	any payment made under the Guarantee in respect of a EUR Purchased Security,

where in relation to each of the above, a record of the EUR Sequential Sole Exposure Principal Receipts paid to the Class A Noteholders in relation to a Purchased Security will be kept by the Cash Manager so that the Senior Exposure of that Purchased Security can be updated accordingly in the Cash Management Agreement;

“EUR Transaction Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“EUR Transaction Account Mandate” means the resolutions, instructions and signature authorities relating to the EUR Transaction Account in the form of the document set out in schedule 1 (EUR Transaction Account Mandate) of the Account Bank Agreement;

“EUR Transaction Account Payment Amount” means all amounts for the time being deposited and held in the EUR Transaction Account, including all interest accrued thereon and credited to the EUR Transaction Account from time to time;

“Execution Policy” means the execution policy of Elavon Financial Services D.A.C., UK Branch in its capacity as Account Bank as provided to the Issuer from time to time;

“Exit Fee” shall have the meaning ascribed to it in the Repurchase Agreement;

“Extraordinary Resolution” means:

(a)

in respect of the holders of any class of Notes, a resolution passed at a meeting of Noteholders duly convened and held in accordance with the provisions contained in schedule 4 (Provisions for Meetings of Noteholders) in the Trust Deed by the holders of not less than 75 per cent. of Principal Amount Outstanding of the relevant class of Notes; and

(b)

in respect of the Certificateholders, a resolution passed at a meeting of Certificateholders duly convened and held in accordance with the provisions contained in schedule 6 (Provisions for Meetings of Certificateholders) in the Trust Deed by a majority of not less than half of the votes cast;

“Fallback Bid Process” has the meaning given to such term in the Servicing and Realisation Agreement;

“FATCA” means:

(a)	sections 1471 to 1474 of the Code and any associated regulations;

(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in Paragraph (a) above; and

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in Paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or Tax Authority in any other jurisdiction;

“FATCA Compliant Entity” means a person payments to whom are not subject to FATCA withholding;

“FCA” means United Kingdom Financial Conduct Authority or any successor entity that assumes its relevant functions;

“FCA Rules” means the rules established by the FCA in the FCA’s Handbook of rules and guidance from time to time;

“Final Discharge Date” means the date on which the Trustee notifies the Issuer and the Secured Creditors that it is satisfied that all the Secured Amounts and/or all other moneys and other Liabilities due or owing by the Issuer in connection with the Instruments have been paid or discharged in full;

“Final Maturity Date” means the Interest Payment Date falling in August 2025;

“Financial Asset” means each of the Purchased Securities and the Margin Securities sold or to be sold to the Issuer on the Closing Date (and at any time thereafter pursuant to the Repurchase Agreement) but excluding (for the avoidance of doubt) a Financial Asset which is repurchased by the Seller pursuant to the Repurchase Agreement and no longer beneficially owned by the Issuer;

“Financial Statements” means, in respect of any person, audited financial statements of such person for a specified period (including, a balance sheet, profit and loss account (or other form of income statement) and statement of cash flow);

“First Interest Payment Date” means 22 August 2020;

“Fitch” means Fitch Ratings Limited or any successor to its credit rating business;

“Floating Charge” means the floating charge created by clause 5 (Creation of Floating Charge) of the Deed of Charge;

“Force Majeure Event” means an event beyond the reasonable control of the person affected including strike, lock out, labour dispute, act of God, war, riot, civil commotion, epidemics, malicious damage, accident, breakdown of plant or machinery, computer software, hardware or system failure, electricity power-cut, fire, flood, storm and other circumstances affecting the supply of goods or services;

“Foreign Transaction Party” means a Transaction Party which is incorporated or domiciled in a jurisdiction other than England and Wales;

“Form of Proxy” means, in relation to a Proxy, a document in the form provided by the Registrar confirming that the Proxy has been appointed;

“FSMA” means the Financial Services and Markets Act 2000 as amended from time to time;

“Further Initial Margin Securities” shall have the meaning ascribed to it in the Repurchase Agreement;

“Further Issue” means any issue of Further Notes;

“Further Note Purchase Agreement” means any agreement so named dated on or about a Further Signing Date and made between, among others, the Issuer and the Seller;

“Further Notes” means the Class A Further Notes and the Class B Further Notes or, as the case may require, all the Class A Further Notes and the Class B Further Notes issued on the same Interest Payment Date in accordance with an Upsize Request;

“Further Signing Date” means any date on which a Further Note Purchase Agreement is or is to be executed;

“Further Transaction Documents” means, in respect of a Further Issue, the Further Note Purchase Agreement and the Supplemental Trust Deed in relation to such Further Issue and, if relevant, a US Repurchase Agreement;

“GBP Available Principal Receipts” means, for each Interest Payment Date or Alternate Payment Date, an amount equal to the aggregate of:

(a)	payments received by the Issuer representing GBP Sequential Principal Receipts; and

(b)	payments received by the Issuer representing GBP Pro Rata Principal Receipts;

“GBP Cash Margin Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“GBP Cash Margin Account Mandate” means the resolutions, instructions and signature authorities relating to the GBP Cash Margin Account in the form of the document set out in schedule 5 (GBP Transaction Account Mandate) of the Account Bank Agreement;

“GBP Cash Margin Account Payment Amount” means all amounts for the time being deposited and held in the GBP Cash Margin Account, including all interest accrued thereon and credited to the GBP Cash Margin Account from time to time;

“GBP Income Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“GBP Income Account Mandate” means the resolutions, instructions and signature authorities relating to the GBP Transaction Account in the form of the document set out in schedule 8 (GBP Income Account Mandate) of the Account Bank Agreement;

“GBP Income Account Payment Amount” means all amounts for the time being deposited and held in the GBP Transaction Account, including all interest accrued thereon and credited to the GBP Transaction Account from time to time;

“GBP Notes” means the Class A GBP Notes and the Class B GBP Notes;

“GBP Pre-Default Principal Allocation Rules” has the meaning given to it in Condition 8.2.1;

“GBP Pro Rata Principal Receipts” means, for each Interest Payment Date or Alternate Payment Date, an amount equal to the aggregate of the following amounts received by the Issuer under the Repurchase Agreement to be applied in accordance with the GBP Pre-Default Principal Allocation Rules:

(a)	(i) prior to the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event, Note Event of Default or Default Exposure Threshold Event (in each case, which is continuing) in respect of the related Purchased Security; and (ii) if no Default Exposure Threshold Event is continuing in respect of any Purchased Security, any Amortisation Amount (pursuant to items (a)(i) of the definition thereof in the Repurchase Agreement) received by the Issuer following its receipt of any schedule payment or pre-payment of principal directly from a GBP Purchased Security; and

(b)	the full repurchase proceeds in GBP of a Purchased Security, other than any Release Price Excess, which shall be the aggregate of:

(i)

prior to the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) in relation to any Purchased Security, any amounts relating to principal received in connection with the repurchase of a GBP Purchased Security in full; and

(ii)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) in relation to any Purchased Security, any amounts relating to principal received in connection with the repurchase in full of a GBP Purchased Security that is the subject of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event provided that (x) the repurchase of such a security will cure the relevant event and (y) as a result of such repurchase, no Default Exposure Threshold Event is continuing in respect of any Purchased Security;

“GBP Purchased Securities” means:

(c)	the Project [***] Securities;

(d)	the Project [***] Securities;

(e)	the Project [***] Securities;

(f)	the Project [***] Securities; and

(g)	any further GBP denominated securities acquired by the Issuer under the Repurchase Agreement;

“GBP Sequential All Exposure Principal Receipts” means

(a)

any Amortisation Amount received by the Issuer under the Repurchase Agreement arising from Income retained by the Issuer under the Repurchase Agreement arising from the Project [***] Securities or any Further Initial Margin Securities denominated in GBP;

(b)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) any amounts in excess of the Senior Exposure received in connection with the early repurchase in full of a GBP Purchased Security in full that is not subject to NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event and where repurchase of such a security would not cure the relevant event;

(c)

any excess EUR Sequential All Exposure Principal Receipts or USD Sequential All Exposure Principal Receipts after repayment of the Class A EUR Notes or Class A USD Notes (as applicable) in full as converted into Sterling at the spot rate by the Cash Manager, pursuant to the Senior Exposure Reduction Rules; and

(d)	any Release Price Excess denominated in GBP;

“GBP Sequential Principal Receipts” means GBP Sequential All Exposure Principal Receipts and GBP Sequential Sole Exposure Principal Receipts appearing in the record of the GBP Sequential Principal Receipts attributable to a Purchased Security, which shall be equal to the GBP Sequential Sole Exposure Principal Receipts of such Purchased Security, as maintained by the Cash Manager in accordance with the Cash Management Agreement;

“GBP Sequential Sole Exposure Principal Receipts” means the following amounts received by the Issuer under the Repurchase Agreement:

(a)

if (i) an NPE Trigger, (ii) an Amortisation Ratio Threshold Event or (iii) a Default Exposure Threshold Event has occurred (in each case, which is continuing), any Amortisation Amount received in respect of a GBP Purchased Security;

(b)	any Default Exposure Threshold Rectification Amount received in respect of the GBP Purchased Security;

(c)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) any amounts equal to the Senior Exposure received in connection with the early repurchase of a GBP Purchased Security in full that is not subject to NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event and repurchase of such a security would not cure the relevant event;

(d)	amounts received in connection with a partial early repurchase of a GBP Purchased Security;

(e)	any Margin Threshold Rectification Amount or Recalculated Margin Threshold Rectification Amount (as applicable) received in respect of the GBP Purchased Security;

(f)	any Cure Payments received in respect of a GBP Purchased Security;

(g)

any other Income or payment received by the Issuer in respect of a GBP Purchased Security where such Income or payment has not been applied as Available Interest Amounts, GBP Pro Rata Principal Receipts or GBP Sequential All Exposure Principal Receipt; and

(h)	any payment made under the Guarantee in respect of a GBP Purchased Security;

where in relation to each of the above, a record of the GBP Sequential Sole Exposure Principal Receipts paid to the Class A Noteholders in relation to a Purchased Security will be kept by the Cash Manager so that the Senior Exposure of that Purchased Security can be updated accordingly in the Cash Management Agreement;

“GBP Transaction Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“GBP Transaction Account Mandate” means the resolutions, instructions and signature authorities relating to the GBP Transaction Account in the form of the document set out in schedule 2 (GBP Transaction Account Mandate) of the Account Bank Agreement;

“GBP Transaction Account Payment Amount” means all amounts for the time being deposited and held in the GBP Transaction Account, including all interest accrued thereon and credited to the GBP Transaction Account from time to time;

“GDPR” means the EU General Data Protection Regulation (EU) 2016/679;

“Governmental Authority” means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

“Guarantee” means the payment guarantee dated the Closing Date provided by the Guarantor;

“Guarantor” means Apollo Commercial Real Estate Finance, Inc. in its capacity as Guarantor under the Guarantee;

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary;

“Holdings” means ACRE Debt Holdings Limited, the parent company of the Issuer;

“Income” has the meaning ascribed to it in the Repurchase Agreement;

“Income Accounts” means the EUR Income Account, the GBP Income Account and the USD Income Account;

“Incorporated Terms Memorandum” means the memorandum so named dated on or about the Closing Date and signed for the purpose of identification by each of the Transaction Parties;

“Initial Class A Noteholder” means Barclays Bank plc as initial holder of the Class A Notes;

“Initial Note Purchase Agreement” means the agreement so named dated on or about the Closing Date between, among others, the Issuer and the Seller;

“Initial Notes” means the Class A Initial Notes and the Class B Initial Notes;

“Initial Principal Amount” means, in relation to any Note, the Principal Amount Outstanding of such Note on the Closing Date on which such Note is issued;

“Initial Repurchase Agreement” means the 2011 version of the Global Master Repurchase Agreement (as published by the International Capital Market Association) entered into by inter alios, the Issuer and the Seller from time to time dated on or before the Closing Date;

“Initial Transaction Documents” means the Account Bank Agreement, Cash Management Agreement, Corporate Services Agreement, Deed of Charge, the Initial Repurchase Agreement, the Guarantee, the Notes, Agency Agreement, Servicing and Realisation Agreement, Share Trust Deed, Note Purchase Agreement, the Risk Retention Letter, Trust Deed (including the Conditions) and such other related documents as are referred to in the terms of the above documents or which relate to the issue of the Notes;

“Insolvency Act” means the Insolvency Act 1986;

“Insolvency Event” in respect of a company means:

(a)	such company is unable or admits its inability to pay its debts as they fall due (after taking into account any grace period or permitted deferral), or suspends making payments on any of its debts; or

(b)	a moratorium is declared in respect of any indebtedness of such company;

(c)

the commencement of negotiations with one or more creditors of such company with a view to rescheduling any indebtedness of such company other than in connection with any refinancing in the ordinary course of business;

(d)	any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)

the appointment of an Insolvency Official in relation to such company or in relation to the whole or any part of the undertaking or assets of such company except, in the case of the Issuer, the application to the court under paragraph 12 or the filing of notice of intention to appoint an administrator under paragraph 26 of Schedule B1 to the Insolvency Act by the Issuer or its directors, or the appointment of an administrative receiver by the Trustee following any such application or notice; or

(ii)	an encumbrancer (excluding, in relation to the Issuer, the Trustee or any Receiver) taking possession of the whole or any part of the undertaking or assets of such company;

(iii)

the making of an arrangement, composition, or compromise (whether by way of voluntary arrangement, scheme of arrangement or otherwise) with any creditor of such company, a reorganisation of such company, a conveyance to or assignment for the creditors of such company generally or the making of an application to a court of competent jurisdiction for protection from the creditors of such company generally other than in connection with any refinancing in the ordinary course of business; or

(iv)

any distress, execution, attachment or other process being levied or enforced or imposed upon or against the whole or any part of the undertaking or assets of such company (excluding, in relation to the Issuer, by the Trustee or any Receiver); or

(e)	any procedure or step is taken, or any event occurs, analogous to those set out in (a) to (d) above, in any jurisdiction;

“Insolvency Official” means, in relation to a company, a liquidator, (except, in the case of the Issuer, a liquidator appointed for the purpose of a merger, reorganisation or amalgamation the terms of which have previously been approved either in writing by the Trustee or by an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding) provisional liquidator, administrator, bank administrator, bank liquidator, investment bank administrator, administrative receiver, receiver, receiver or manager, compulsory or interim manager, nominee, supervisor, trustee, conservator, guardian or other similar officer in respect of such company or in respect of any arrangement, compromise or composition with any creditors or any equivalent or analogous officer under the law of any jurisdiction;

“Insolvency Proceedings” means any winding-up, dissolution or administration including bank administration, bank insolvency, special administration, special administration (bank administration) or special administration (bank insolvency) (whether by court action or otherwise) of a company and shall be construed so as to include any equivalent or analogous proceedings under the law of any jurisdiction including the seeking of liquidation, winding-up, reorganisation, dissolution, administration (whether by court action or otherwise), arrangement, adjustment, protection or relief of debtors;

“Instruction” means any Payment Instruction or any other instruction, communication or direction which the Account Bank is entitled to rely on for the purposes of the Account Bank Agreement;

“Instrument” or “Instruments” means the Notes and the Residual Certificates;

“Instrumentholders” means the persons who for the time being are the holders of the Instruments;

“Interest Amount” means, in respect of a Note for any Interest Period, the sum of the amounts of interest calculated on the related Interest Determination Date and on each Alternate Payment Date falling in such Interest Period, where:

(a)	in respect of the Class A GBP Notes the sum of:

(i)	the Senior Exposure for the Project [***] Securities multiplied by the sum of (a) the higher of (i) the Benchmark Rate; and (ii) 0, and (b) the Relevant Margin;

(ii)	the Senior Exposure for the Project [***] Securities multiplied by the sum of (a) the higher of (i) the Benchmark Rate; and (ii) 0, and (b) the Relevant Margin;

(iii)	the Senior Exposure for the Project [***] Securities multiplied by the sum of (a) the higher of (i) the Benchmark Rate; and (ii) 0, and (b) the Relevant Margin;

(iv)	the Senior Exposure for the Project [***] Securities multiplied by the sum of (a) the higher of (i) the Benchmark Rate; and (ii) 0, and (b) the Relevant Margin; and

(v)	the Senior Exposure of any additional Purchased Security denominated in Sterling multiplied by the sum of (a) the higher of (i) the Benchmark Rate; and (ii) 0, and (b) the Relevant Margin;

(b)	in respect of the Class A EUR Notes the sum of:

(i)	the Senior Exposure for the Project [***] Securities; multiplied by the higher of (i) the Benchmark Rate; and (ii) 0, plus the Relevant Margin; and

(ii)

the Senior Exposure of any additional Purchased Security denominated in EUR; multiplied by the higher of (i) the Benchmark Rate; and (ii) 0, plus the Relevant Margin for any additional Purchased Security denominated in EUR;

(c)	in respect of the Class B GBP Notes the product of:

(i)	the aggregate Purchase Price of the GBP Purchased Securities less the aggregate Senior Exposure for the GBP Purchased Securities; multiplied by:

(ii)	the higher of (i) the Benchmark Rate; and (ii) 0, plus the Relevant Margin; and

(d)	in respect of the Class B EUR Notes the product of:

(i)	the aggregate Purchase Price of the EUR Purchased Securities less the aggregate Senior Exposure for the EUR Purchased Securities; multiplied by:

(ii)	the higher of (i) the Benchmark Rate; and (ii) 0, plus the Relevant Margin; and

(e)

in respect of any Class A USD Notes or Class B USD Notes, the interest amount agreed between the Seller, the Noteholders and the Issuer on or prior to the date of the issue of the Class A USD Notes or Class B USD Notes, as applicable;

provided that:

(i)	the Senior Exposure and Benchmark Rate in each of the paragraphs above is determined as at the relevant Interest Determination Date or each Alternate Payment Date (where applicable):

(ii)	the relevant amount determined in each of the paragraphs above are multiplied by the relevant Day Count Fraction and rounding the resultant figure to the nearest Minimum Amount; and

(iii)

the Interest Amounts for the relevant period shall be subject to reconciliation on each Alternate Payment Date in accordance with Clause 9.2.1(b) (Duties of the Note Calculation Agent) of the Agency Agreement;

“Interest Determination Date” means each Interest Payment Date or, in the case of the first Interest Period, the Closing Date and, in relation to an Interest Period, the “related Interest Determination Date” means the Interest Determination Date which falls on the first day of such Interest Period;

“Interest Income Ledger” means the ledger so named opened in the books of the Issuer by the Cash Manager in accordance with part 2 (Operation of Ledgers) schedule 1 (Maintenance and Operation of Ledgers) of the Cash Management Agreement which records the receipt and distribution of Interest Income;

“Interest Payment Date” means 22 February, 22 May, 22 August and 22 November in each year commencing on the First Interest Payment Date, provided that if any such day is not a Business Day, the Interest Payment Date will instead be the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not);

“Interest Period” means each period from (and including) an Interest Payment Date (except in the case of the first Interest Period, which shall commence on (and include) the Closing Date) to (but excluding) the next following Interest Payment Date;

“Interest Receipts Ledger” means the ledger so named opened in the books of the Issuer by the Cash Manager in accordance with part 2 (Operation of Ledgers) schedule 1 (Maintenance and Operation of Ledgers) of the Cash Management Agreement which records the receipt and distribution of Available Interest Amounts;

Interim Investor Report” means the report in respect of the Issuer in the form agreed between the Servicer (acting on the instructions of all the Noteholders) and the Cash Manager to be provided by the Cash Manager to the Servicer, the Seller, the Issuer and the Trustee following each Alternate Payment Date pursuant to the Cash Management Agreement;

“Investor Report” means the investor report prepared by the Cash Manager setting out information in accordance with paragraph 3.4 of part 4 of schedule 1 of the Cash Management Agreement;

“Issuer” means ACRE Debt 2 PLC, a public limited company incorporated in England and Wales with registered number 12635042 as issuer of the Notes;

“Issuer Account Mandates” means each of the EUR Transaction Account Mandate, the USD Transaction Account Mandate, the Income Account Mandate, the Cash Margin Account Mandate and the GBP Transaction Account Mandate;

“Issuer Accounts” means the EUR Transaction Account, the GBP Transaction Account, the USD Transaction Account, the Income Account, the Cash Margin Account and any Additional Account;

“Issuer Covenants” means the covenants of the Issuer set out in Schedule 6 (Issuer Covenants) of this Incorporated Terms Memorandum;

“Issuer Incumbency Certificate” means the issuer incumbency certificate dated the Closing Date;

“Issuer Jurisdiction” means England and Wales or such other jurisdiction in which the Issuer or any Issuer substitute (as contemplated by Condition 20 (Substitution of the Issuer) and Residual Certificates Condition 18 (Substitution of the Issuer)) is incorporated and/or subject to taxation;

“Issuer Profit Amount” means £2,932 payable on the First Interest Payment Date and £250 on each Interest Payment Date thereafter, in each case to be credited to the GBP Transaction Account and to be retained by the Issuer as profit in respect of the business of the Issuer and recorded in the Issuer Profit Ledger;

“Issuer Profit Ledger” means the ledger so named opened in the books of the Issuer by the Cash Manager in accordance with part 2 (Operation of Ledgers) schedule 1 (Maintenance and Operation of Ledgers) of the Cash Management Agreement which records the receipt and distribution of the Issuer Profit Amount;

“Issuer Security Power of Attorney” means the power of attorney contained in clause 25 (Power of Attorney) of the Deed of Charge;

“Issuer Warranties” means the representations and warranties given by the Issuer and set out in Schedule 5 (Issuer’s Representations and Warranties) of the Incorporated Terms Memorandum and “Issuer Warranty” means any of them;

“Ledgers” means the Issuer Profit Ledger, Interest Receipts Ledger, Principal Receipts Ledger, the Senior Exposure Ledger, the Interest Income Ledger, the Principal Income Ledger, the Cash Margin Ledger and any Additional Ledger and “Ledger” means any one of them;

“Liabilities” means, in respect of any person, any losses, damages, costs, charges, awards, claims, demands, expenses, judgments, actions, proceedings (or threats of any actions or proceedings) or other liabilities whatsoever including properly incurred legal fees and any Taxes (including, without limitation VAT) and penalties incurred by that person;

“Listing Document” means the listing document dated on or about the Closing Date prepared in connection with the issue by the Issuer of the Initial Notes or, as the case may require, the listing document dated on or about a Further Signing Date prepared in connection with the issue by the Issuer of Further Notes;

“LPA” means the Law of Property Act 1925;

“Margin Securities” means the:

(a)	Project [***] Securities;

(b)	Project [***] Securities; and

(c)	Further Initial Margin Securities;

“Margin Threshold Rectification Amount” has the meaning ascribed to it in the Repurchase Agreement;

“Master Definitions Schedule” means Schedule 1 of the Incorporated Terms Memorandum;

“Material Adverse Effect” means, as the context specifies:

(a)	a material adverse effect on the validity or enforceability of any of the Transaction Documents; or

(b)	in respect of a Transaction Party, a material adverse effect on:

(i)	the business, operations, assets, property, condition (financial or otherwise) or prospects of such Transaction Party; or

(ii)	the ability of such Transaction Party to perform its obligations under any of the Transaction Documents; or

(iii)	the rights or remedies of such Transaction Party under any of the Transaction Documents; or

(c)

in the context of the Assigned Rights, a material adverse effect on the interests of the Issuer or the Trustee in the Assigned Rights, or on the ability of the Issuer (or the Servicer on the Issuer’s behalf) to collect amounts due under the Financial Assets or on the ability of the Trustee to enforce its Security; or

(d)	a material adverse effect on the validity or enforceability of any of the Notes or the Residual Certificates;

“Meeting” means a meeting of Noteholders of any class or classes of Notes or a meeting of Certificateholders (as applicable) (whether originally convened or resumed following an adjournment);

“Minimum Amount” means £0.01, €0.01 or $0.01, as applicable;

“Minimum Denomination” means £100,000 in respect of the Class A GBP Notes and the Class B GBP Notes, €100,000 in respect of the Class A EUR Notes and the Class B EUR Notes and $100,000 in respect of the Class A USD Notes and the Class B USD Notes;

“Moody’s” means Moody’s Investors Service Limited or any successor to its credit rating business;

“Most Senior Class of Notes” means, the Class A Notes whilst they remain outstanding and thereafter the Class B Notes whilst they remain outstanding;

“MTRA Return Amount” has the meaning ascribed to it in the Repurchase Agreement;

“Note Calculation Agent” means Elavon Financial Services D.A.C., UK Branch, in its capacity as note calculation agent in accordance with the terms of the Agency Agreement;

“Note Certificate” means a note certificate substantially in the form set out in schedule 1 (Form of Note Certificate) of the Trust Deed;

“Note Event of Default” means

(a)	in relation to the Notes, any one of the events specified in Condition 12 (Events of Default);

(b)	in relation to the Residual Certificates, any of the events specified in the Residual Certificate Condition 10 (Events of Default);

“Note Event of Default Notice” means a notice delivered by the Issuer or any holder of the Most Senior Class of Notes to the Trustee, the Cash Manager, the Note Calculation Agent, the Servicer, the Noteholders, the Paying Agent, the Account Bank and the Realisation Agent specifying that a Note Event of Default has occurred;

“Note Principal Payment” means in respect of any Note on any Interest Payment Date or Alternate Payment Date, the principal amount redeemable in respect of such a Note, which shall be a proportion of the amount of Available Principal Receipts required as at that Interest Payment Date or Alternate Payment Date pursuant to the Pre-Default Principal Priority of Payments or Condition 8.2 (Mandatory redemption) to be applied in redemption of the relevant class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of such class of Notes rounded down to the nearest Minimum Amount provided always that no such Note Principal Payment may exceed the Principal Amount Outstanding of the relevant Note;

“Note Purchase Agreements” means the Initial Note Purchase Agreement and each Further Note Purchase Agreement;

“Noteholders” means the Class A Noteholders and the Class B Noteholders or, where the context otherwise requires, the holders of Notes of a particular class or classes;

“Notes” means the Class A Notes and the Class B Notes;

“Notice” means any notice delivered under or in connection with any Transaction Document;

“Notice of Assignment to Account Bank” means a notice in, or substantially in, the form set out at schedule 1 (Form of Notice of Charge and Assignment to Account Bank) to the Deed of Charge;

“Notice of Assignment to Transaction Parties” means a notice in, or substantially in, the form set out at schedule 2 (Form of Notice of Assignment to Transaction Parties) to the Deed of Charge;

“Notices Condition” means:

(a)	in relation to the Notes, Condition 22 (Notices); and

(b)	in relation to the Residual Certificates, Residual Certificate Condition 19 (Notices);

“Notices Details” means the provisions set out in Schedule 8 (Notices Details) of this Incorporated Terms Memorandum;

“NPE Trigger” has the meaning ascribed to it in the Repurchase Agreement;

“Obligations” means all of the obligations of the Issuer created by or arising under the Notes and the Transaction Documents;

“outstanding” means, in relation to the Instruments, all the Instruments other than:

(a)	those which have been redeemed in full and cancelled in accordance with the Conditions and the Residual Certificate Conditions, as applicable;

(b)

those in respect of which the date for redemption, in accordance with the provisions of the Conditions and the Residual Certificate Conditions, as applicable, has occurred and for which the redemption monies (including all interest accrued thereon to such date for redemption) have been duly paid to the Paying Agent in the manner provided for in the Agency Agreement (and, where appropriate, notice to that effect has been given to the Noteholders in accordance with the Notices Condition) and remain available for payment in accordance with the Conditions;

(c)

those which have been purchased and surrendered for cancellation as provided in Condition 8 (Final Redemption, Mandatory Redemption and Cancellation) and clause 11.3 (Cancellation at the request of the Issuer) of the Agency Agreement and notice of the cancellation of which has been given to the Trustee;

(d)	those which have become void under the Conditions or the Residual Certificate Conditions; and

(e)

those mutilated or defaced Instruments which have been surrendered or cancelled and those Instruments which are alleged to have been lost, stolen or destroyed and in all cases in respect of which Replacement Instruments have been issued pursuant to the Conditions and the Residual Certificate Conditions, as applicable;

provided that for each of the following purposes, namely:

(i)	the right to attend and vote at any meeting of Noteholders or the Certificateholders, as applicable;

(ii)

the determination of how many and which Notes are for the time being outstanding for the purposes of clause 15 (Waiver), clause 16 (Modifications), clause 20 (Proceedings and Actions), clause 30 (Appointment of Trustees) and clause 31 (Notice of a New Trustee) of the Trust Deed, Condition 13 (Events of Default), Condition 14 (Enforcement) and Condition 16 (Meetings of Noteholders) and the Provisions for Meetings of Noteholders, Condition 12 (Events of Default), Condition 13 (Enforcement) and Condition 10 (Meetings of Noteholders) and the Provisions for Meetings of Certificateholders; and

(iii)

any discretion, power or authority, whether contained in the Trust Deed or provided by law, which the Trustee is required to exercise in or by reference to the interests of the Noteholders, the Certificateholders or any of them, those Instruments (if any) which are for the time being held by any person (including the Issuer,) for the benefit of the Issuer, the Seller, any holding company of the Seller or any other subsidiary of such holding company (each a “Relevant Persons”) shall (unless and until ceasing to be so held) be deemed not to remain outstanding except in the case where all of the Instruments of any class are held by or on behalf of or for the benefit of one or more Relevant Persons in which case such class of Notes or Residual Certificate (the “Relevant Class”) shall be deemed to remain outstanding unless there is another class of Notes or Residual Certificate ranking pari passu with or junior to the Relevant Class and one or more Relevant Persons are not the beneficial owners of all the Notes of such class or such Residual Certificate, when the Relevant Class shall be deemed not to be outstanding;

“Paying Agent” means Elavon Financial Services DAC, UK Branch in its capacity as paying agent in accordance with the terms of the Agency Agreement;

“Paying Transaction Party” means where any Transaction Party is under an obligation created by a Transaction Document to make a payment to a Receiving Transaction Party the Transaction Party who is to make such payment;

“Payment Instruction” means a payment instruction, substantially in the form set out at schedule 11 (Form of Payment Instruction) to the Account Bank Agreement signed by an Authorised Representative and given in accordance with the terms of the Issuer Account Mandates;

“Permitted Encumbrance” means any Encumbrance permitted to be created in accordance with a Transaction Document;

“Post-Default Priority of Payments” means the provisions relating to the order of priority of payments from the relevant Issuer Accounts set out in clause 15 (Post-Default Priority of Payments) of the Deed of Charge;

“Potential Note Event of Default” means any event which may become (with the passage of time, the giving of notice, the making of any determination or any combination thereof) a Note Event of Default;

“Pre-Default Interest Priority of Payments” means the priority of payments set out in part A (Pre-Default Interest Priority of Payments) of schedule 3 (Priorities of Payments) of the Cash Management Agreement;

“Pre-Default Principal Allocation Rules” means the EUR Pre-Default Principal Allocation Rules, the GBP Pre-Default Principal Allocation Rules and the USD Pre-Default Principal Allocation Rules;

“Pre-Default Principal Priority of Payments” means the priority of payments set out in part B (Pre-Default Principal Priority of Payments) of schedule 3 (Priorities of Payment) of the Cash Management Agreement;

“Pre-Default Priorities of Payment” means the Pre-Default Principal Priority of Payments and the Pre-Default Interest Priority of Payments;

“Price Differential” has the meaning given to such term in the Repurchase Agreement;

“Principal Amount Outstanding” means, on any day:

(a)

in relation to a Note, the principal amount of that Note upon issue minus the aggregate amount of any principal payments in respect of that Note that have been paid to the Noteholders on or prior to that day;

(b)	in relation to a class, the aggregate of the amount in (a) in respect of all Notes outstanding in such class; and

(c)	in relation to the Notes outstanding at any time, the aggregate of the amount in (a) in respect of all Notes outstanding, regardless of class;

“Principal Income Ledger” means the ledger so named opened in the books of the Issuer by the Cash Manager in accordance with part 2 (Operation of Ledgers) schedule 1 (Cash Manager Services) of the Cash Management Agreement which records the receipt and distribution of any Income received in the Income Account which constitutes Principal Receipts or other payments, to the extent not already accounted for;

“Principal Payment Amount” means, in respect of any Interest Payment Date or Alternate Payment Date, the Class A Principal Payment Amount and the Class B Principal Payment Amount (as applicable) for that Interest Payment Date or Alternate Payment Date;

“Pricing Rate Determination Date” has the meaning given to such term in the Repurchase Agreement;

“Principal Receipts” has the meaning given to such term in the Repurchase Agreement;

“Principal Receipts Ledger” means the ledger so named opened in the books of the Issuer by the Cash Manager in accordance with part 2 (Operation of Ledgers) schedule 1 (Cash Manager Services) of the Cash Management Agreement which records the receipt and distribution of Available Principal Receipts;

“Priorities of Payment” means the Pre-Default Interest Priority of Payments, the Pre-Default Principal Priority of Payments or the Post-Default Priority of Payments, as the context requires;

“Pro Rata Principal Receipts” means the EUR Pro Rata Principal Receipts, the GBP Pro Rata Principal Receipts and the USD Pro Rata Principal Receipts appearing in the record of the Pro Rata Principal Receipts attributable to a Purchased Security as maintained by the Cash Manager in accordance with the Cash Management Agreement;

“Properties” means the properties mortgaged in favour of the relevant security agent pursuant to the Underlying Finance Documents;

“Proceedings” means any legal proceedings relating to a Dispute;

“Process Service Agent” means Apollo Global Management LLP or any replacement process agent appointed by any Foreign Transaction Party in relation to the Transaction Documents;

“Process Service Agent Address” means, in relation to each Foreign Transaction Party, the address of the Process Service Agent set opposite the name of each such Foreign Transaction Party in the Process Service Agent details set out in Schedule 8 (Notices Details) of the Incorporated Terms Memorandum;

“Project [***] Securities” has the meaning given to “[***] Securities” in the Repurchase Agreement;

“Project [***] Securities” has the meaning given to “[***] Securities” in the Repurchase Agreement;

“Project [***] Securities” has the meaning given to “Initial Margin [***] Securities” in the Repurchase Agreement;

“Project [***] Securities” has the meaning given to “[***] Securities” in the Repurchase Agreement;

“Project [***] Securities” “has the meaning given to “[***] Securities” in the Repurchase Agreement;

“Project [***] Securities” has the meaning given to “[***] Securities” in the Repurchase Agreement;

“Project [***] Securities” has the meaning given to “[***] Securities” in the Repurchase Agreement;

“Provisions for Meetings of Certificateholders” means the provisions contained in schedule 6 of the Trust Deed;

“Provisions for Meetings of Noteholders” means the provisions contained in schedule 4 of the Trust Deed;

“Proxy” means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction other than:

(a)

any person whose appointment has been revoked and in relation to whom the Issuer, the Trustee, the Paying Agent or the Chairman has been notified in writing of such revocation by the time which is 24 hours before the time fixed for such Meeting; and

(b)	any person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed;

“Purchased Securities” means:

(a)	the Project [***] Securities;

(b)	the Project [***] Securities;

(c)	the Project [***] Securities;

(d)	the Project [***] Securities;

(e)	the Project [***] Securities; and

(f)	any further securities acquired by the Issuer under the Repurchase Agreement,

and each a “Purchased Security”;

“Quarterly Reporting Date” means the date falling 5 Business Days prior to the immediately succeeding Calculation Date;

“Realisation” has the meaning given to it in Condition 9 (Limited Recourse);

“Realisation Agent” means Barclays Bank PLC in its capacity as Realisation Agent under the Servicing and Realisation Agreement;

“Recalculated Margin Threshold Rectification Amount” has the meaning given to such term in the Repurchase Agreement;

“Recast EU Insolvency Regulation” means Regulation (EC) 2015/848 of 20 May 2015 on insolvency proceedings;

“Receiver” means any receiver, manager, receiver or manager, administrator or administrative receiver appointed in respect of the Issuer by the Trustee in accordance with clause 17 (Appointment and Removal of Administrators and Receiver) of the Deed of Charge;

“Receiving Transaction Party” means, where any Transaction Party is under an obligation created by a Transaction Document to make payment to another Transaction Party, the Transaction Party which is to receive such payment;

“Register” means, as applicable:

(a)	the register on which the names and addresses of the holders of the Notes and the Residual Certificates and the particulars of the Notes and the Residual Certificates shall be entered; or

(b)	the register on which the names and addresses of the holders of the Certificates and the particulars of the Certificates shall be entered,

in each case, kept at the Specified Office of the Registrar;

“Registrar” means Elavon Financial Services DAC, UK Branch acting in such capacity pursuant to the Agency Agreement (or any successor duly appointed);

“Regulatory Direction” means, in relation to any person, a direction or requirement of any Governmental Authority with whose directions or requirements such person is accustomed to comply;

“Release Price Excess” has the meaning given to such term in the Repurchase Agreement;

“Related Entity” means:

(a)

in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund; and

(b)

in relation to any other person (the “first person”), each fund which is managed or advised by an investment manager or investment adviser which is the first person or an Affiliate of the first person.

“Relevant” means:

(a)

when used in relation to the execution of or the entering into of a Transaction Document and in conjunction with a reference to any Transaction Party, a Transaction Document which such Transaction Party is required to execute or enter into or has executed or entered into;

(b)

when used in respect of the Transaction Documents generally and in conjunction with a reference to any particular Transaction Party, the Transaction Documents to which such Transaction Party is a party;

and references to “Relevant Transaction Documents”, “Relevant Initial Transaction Documents” and “Relevant Further Transaction Documents” and cognate expressions shall be construed accordingly;

“Relevant Facility Agent” has the meaning ascribed to the term “Facility Agent” or “Trustee” (or equivalent thereof) in the loan or credit agreement, or the note purchase agreement, relating to an Underlying Asset;

“Relevant Information” means any written information provided by the Issuer or the Seller in connection with the preparation of the Listing Document;

“Relevant Margin” means:

(a)	in respect of the Class A Notes:

(i)	in respect of the Project [***] Securities, [***] per cent.;

(ii)	in respect of the Project [***] Securities, [***] per cent.;

(iii)	in respect of the Project [***] Securities, [***] per cent.;

(iv)	in respect of the Project [***] Securities, [***] per cent.; and

(v)	in respect of the Project [***] Securities, [***] per cent.; and

(b)	in respect of the Class B Notes, 1.70 per cent;

“Relevant Period” means, in relation to an Interest Determination Date, the length in months of the related Interest Period;

“Relevant Security Agent” has the meaning ascribed to the term “Security Agent” or “Security Trustee” (or equivalent thereof) in the loan or credit agreement, or the note purchase agreement, relating to an Underlying Asset;

“Relevant Transaction Documents” means, with reference to any particular Transaction Party, the Transaction Documents to which such Transaction Party is a party together with the Transaction Documents that contain provisions that otherwise bind or confer rights upon such Transaction Party;

“Relevant Transaction Party” means, in respect of any representation, warranty, covenant or undertaking, the Transaction Party to whom such representation, warranty, covenant or undertaking is given;

“Replacement Cash Manager” means an entity identified and appointed in accordance with clause 23 (Appointment of Replacement Cash Manager) of the Cash Management Agreement to perform the Cash Manager Services;

“Replacement Instruments” means any Instruments which have been authenticated and delivered by the Registrar under the terms of the Agency Agreement, as a replacement for any which have been mutilated or defaced or which are alleged to have been destroyed and “Replacement Instrument” means any one of them;

“Repo Benchmark Rate” has the meaning ascribed to the term “Benchmark Rate” in the Repurchase Agreement;

“Repo Calculation Agent” means ACREFI BN, LLC in its capacity as repo calculation agent in accordance with the terms of the Repurchase Agreement;

“Repo Event of Default” has the meaning ascribed to the term “Event of Default” in the Repurchase Agreement;

“Representative Amount” means an amount that is representative for a single transaction in the relevant market at the relevant time;

“Repurchase Agreement” means the Initial Repurchase Agreement and any US Repurchase Agreement pursuant to which the Issuer will acquire the Purchased Securities and the Margin Securities;

“US Repurchase Agreement” means the Master Repurchase Agreement (September 1996 Version) as published by the Securities Industry and Financial Markets Association as may be entered into by inter alios, the Issuer and the Seller from time to time.

“Required Consents” means the registration of correctly completed Form MR01 and original executed copies of the Deed of Charge with the Registrar of Companies, in accordance with any relevant Requirements of Law or any Regulatory Direction;

“Requirement of Law” in respect of any person shall mean:

(a)	any law, treaty, rule, requirement or regulation;

(b)	a notice by or an order of any court having jurisdiction;

(c)	a mandatory requirement of any regulatory authority having jurisdiction; or

(d)	a determination of an arbitrator or Governmental Authority,

in each case applicable to or binding upon that person or to which that person is subject or with which it is customary for it to comply;

“Residual Certificate Conditions” means the terms and conditions to be endorsed on the Residual Certificates in, or substantially in, the form set out in Schedule 5 (Terms and Conditions of the Residual Certificates) of the Trust Deed as any of the same may from time to time be modified in accordance with the Trust Deed and any reference to a particular numbered Residual Certificate Condition shall be construed accordingly;

“Residual Certificates” means the 100 residual certificates issued or due to be issued by the Issuer on the Closing Date or, as the case may be, a specific number thereof;

“Residual Payment” means

(a)

prior to a Note Event of Default, in respect of each Interest Payment Date, the amount (if any) by which Available Interest Amounts exceeds the amounts required to satisfy items (a) to (e) of the Pre-Default Interest Priority of Payments on that Interest Payment Date; and

(b)

following a Note Event of Default, in respect of each date on which amounts are to be applied in accordance with the Post-Default Priority of Payments, the amount by which amounts available for payment in accordance with the Post- Default Priorities of Payment exceeds the amounts required to satisfy items 15.1.1 to 15.1.8 of the Post-Default Priority of Payments on that date;

“Restricted Transferee List” means the list of Restricted Transferees as may be amended from time to time;

“Restricted Transferees” means, as at the Closing Date, each of the following entities (by trade name or otherwise) and any of their respective Affiliates from time to time:

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

(g)	[***]

(h)	[***]

(i)	[***]

(j)	[***]

(k)	[***]

(l)	[***]

(m)	[***]

(n)	[***]

(o)	[***]

(p)	[***]

(q)	[***]

(r)	[***]

(s)	[***]

(t)	[***]

(u)	[***]

(v)	[***]

(w)	[***]

(x)	[***]

(y)	[***]

(z)	[***]

(aa)	[***]

(bb)	[***]

(cc)	[***]

(dd)	[***]

(ee)	[***]

(ff)	[***]

(gg)	[***]

(hh)	[***]

(ii)	[***]

(jj)	[***]

(kk)	[***]

“Retention Holder” means ACREFI Operating LLC;

“Retiring Cash Manager” means the Cash Manager or any successor whose appointment is terminated pursuant to the Cash Management Agreement other than by termination at the Final Discharge Date;

“Reverse Charge” means the charge arising as a result of section 8(1) of VATA;

“Risk Retention Letter” means the risk retention letter from the Seller and the Retention Holder to the Issuer and the Trustee dated on or about the Closing Date;

“Risk Retention Undertaking” means the undertaking and obligations by the Retention Holder contained in the Risk Retention Letter, dated on or about the date hereof;

“Rounded Arithmetic Mean” means the arithmetic mean (rounded, if necessary, to the nearest 0.0001 per cent., 0.00005 per cent. being rounded upwards);

“Sanctions” means economic, financial or trade sanctions or restrictive measures enacted, imposed, administered or enforced from time to time by (i) the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC), the U.S. Department of State, or (ii) HM Treasury (or any other person which takes over the administration of this list) under the Consolidated List of Financial Sanctions Targets in the UK displayed on https://www.gov.uk/government/publications/financial-sanctions-consolidated-list-oftargets (or any replacement webpage which displays that list), or (iii) the United Nations Security Council, the European Union, or other relevant sanctions authority, or (iv) French Ministry of Foreign Affairs, the French Ministry of the Economy, or other relevant sanctions authority in France;

“Secured Amounts” means the aggregate of all moneys and Liabilities which from time to time are or may become due, owing or payable by the Issuer to each, some or any of the Secured Creditors under the Notes or the Transaction Documents;

“Secured Creditors” means those persons listed as entitled to payment in clause 15 (Post-Default Priority of Payments) of the Deed of Charge;

“Securities Act” means the United States Securities Act of 1933, as amended;

“Securities Portfolio” means the portfolio comprising of the Purchased Securities and the Margin Securities;

“Securitisation Regulation” means Regulation (EU) 2017/2402 together with any implementing regulation, technical standards and official guidance thereto, in each case as amended, varied or substituted from time to time;

“Security” means security created by the Issuer in favour of the Trustee pursuant to the Deed of Charge;

“Security Protection Notice” means a notice in, or substantially in, the form set out in schedule 2 (Form of Security Protection Notice) of the Deed of Charge;

“Seller” means ACREFI B, LLC, a limited liability company organized under the laws of the State of Delaware as seller of the Financial Assets;

“Seller Account” means the Seller’s account so named specified in the Account Details or such other account or accounts as the Seller may have designated as the Seller Account;

“Seller Asset Warranties” means the representations and warranties contained in Part 3 of Schedule 3 (Seller’s Representations and Warranties) of the Incorporated Terms Memorandum and given by the Seller and “Seller Asset Warranty” means any of them;

“Seller Covenants” means the covenants set out in Schedule 4 (Seller Covenants) of this Incorporated Terms Memorandum and given by the Seller;

“Seller Warranties” means the representations and warranties given by the Seller set out in Schedule 3 (Seller’s Representations and Warranties) of this Incorporated Terms Memorandum and “Seller Warranty” means any of them;

“Senior Exposure” means, on the Closing Date:

(a)	in respect of the Project [***] Securities, EUR [***];

(b)	in respect of the Project [***] Securities, £[***];

(c)	in respect of the Project [***] Securities, £[***];

(d)	in respect of the Project [***] Securities, £[***]; and

(e)	in respect of the Project [***] Securities, £[***];

(f)	in respect of any additional Purchased Security, the exposure agreed between the Issuer and the Seller in accordance with the terms of the Repurchase Agreement,

and thereafter such amount as reduced by reference to amortisation of the Notes and recorded in the Senior Exposure Ledger;

“Senior Exposure Ledger” means the ledger maintained by the Cash Manager to record the Senior Exposure of each Equivalent Security;

“Senior Exposure Reduction Rules” has the meaning given to that term in Condition 8.3 (Senior Exposure Reduction Rules);

“Sequential All Exposure Principal Receipts” means the EUR Sequential All Exposure Principal Receipts, the GBP Sequential All Exposure Principal Receipts and the USD Sequential All Exposure Principal Receipts;

“Sequential Sole Exposure Principal Receipts” means the EUR Sequential Sole Exposure Principal Receipts, the GBP Sequential Sole Exposure Principal Receipts and the USD Sequential Sole Exposure Principal Receipts;

“Sequential Principal Receipts” means the EUR Sequential Principal Receipts, the GBP Sequential Principal Receipts and the USD Sequential Principal Receipts appearing in the record of the Sequential Principal Receipts attributable to a Purchased Security;

“Servicer” means ACREFI BN, LLC in its capacity as servicer in accordance with the terms of the Servicing and Realisation Agreement;

“Servicer Quarterly Report” means the report to be delivered by the Servicer in accordance with clause 12.1 of the Servicing and Realisation Agreement;

“Servicer Reporting Period” means the period from and excluding a Quarterly Reporting Date (except for the first Servicer Reporting Period which shall commence on the Closing Date) to and including the immediately succeeding Quarterly Reporting Date, provided that if any such day is not a Business Day, the Quarterly Reporting Date shall be the immediately preceding Business Day;

“Servicing and Realisation Agreement” means the agreement so named dated on or about the Closing Date between the Issuer, the Servicer, the Seller and the Trustee;

“Share Trust Deed” means declaration of trust dated 11 June 2020 pursuant to which the Share Trustee holds the beneficial interest in the shares of Holdings on trust for charitable purposes;

“Share Trustee” means ACRE Debt Holdings Limited as share trustee of the Issuer or the trustee or trustees for the time being of the Share Trust Deed;

“Specified Currency” means:

(a)	in respect of the GBP Notes, Sterling;

(b)	in respect of the EUR Notes, EUR; and

(c)	in respect of the USD Notes, U.S. dollars;

“Specified Office” means, in relation to any Agent:

(a)	the office specified against its name in the Notices Details; or

(b)	such other office as such Agent may specify in accordance with clause 14.7 (Changes in Specified Offices) of the Agency Agreement;

“SPV Criteria” means the criteria established from time to time by the Rating Agencies for a single purpose company in the Issuer Jurisdiction;

“SR Investor Report” means the investor report prepared by the Cash Manager setting out information required under Article 7(1)(e) of the Securitisation Regulation in accordance with paragraph 3.3.2 of part 4 of schedule 1 of the Cash Management Agreement;

“SR Loan Level Report” means the report prepared by the Servicer setting out loan level information required under Article 7(1)(a) of the Securitisation Regulation in accordance with the terms of clause 12.2.2 of the Servicing and Realisation Agreement;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substituted Obligor” means a single purpose company incorporated in any jurisdiction that meets the SPV Criteria;

“Successor Trustee” means an entity appointed in accordance with clause 30 (Appointment of Trustees) of the Trust Deed to act as successor trustee;

“Supplemental Trust Deed” means a deed supplemental to the Trust Deed executed by the Issuer in accordance with clause 5.4 (Supplemental Trust Deed) of the Trust Deed;

“TARGET2 system” means the Trans European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single platform and which was launched on 19 November 2007;

“Tax” shall be construed so as to include any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature whatsoever (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) and “Taxes”, “taxation”, “taxable” and comparable expressions shall be construed accordingly;

“Tax Authority” means any government, state or municipality or any local, state, federal or other authority, body or official anywhere in the world including, without limitation, Her Majesty’s Revenue and Customs;

“Tax Credit” means any credit received by a Transaction Party from a Tax Authority in respect of any Tax paid by such Transaction Party;

“Tax Deduction” means any deduction or withholding on account of Tax;

“Tax Payment” means any payment for or on account of Tax;

“TISE” means The International Stock Exchange;

“Transaction” means each of the transactions in the series of transactions contemplated by the Transaction Documents and “Transactions” means the total of each Transaction;

“Transaction Accounts” means the EUR Transaction Account, the GBP Transaction Account and the USD Transaction Account;

“Transaction Account Payment Amount” means the EUR Transaction Account Payment Amount, the GBP Transaction Account Payment Amount and the USD Transaction Account Payment Amount;

“Transaction Account Mandates” means the EUR Transaction Account Mandate, the GBP Transaction Account Mandate and the USD Transaction Account Mandate;

“Transaction Documents” means the Initial Transaction Documents and the Further Transaction Documents;

“Transaction Party” means any person who is a party to a Transaction Document and “Transaction Parties” means some or all of them;

“Trust Corporation” means a corporation entitled by the rules made under the Public Trustee Act 1906 to act as a custodian trustee or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England and Wales to act as trustee and carry on trust business under the laws of the country of its incorporation;

“Trust Deed” means the deed so named dated on or about the Closing Date between the Issuer and the Trustee and any document expressed to be supplemented to the Trust Deed;

“Trust Documents” means the Trust Deed and the Deed of Charge and (unless the context requires otherwise) includes any deed or other document executed in accordance with the provisions of the Trust Deed or (as applicable) the Deed of Charge and expressed to be supplemental to the Trust Deed or the Deed of Charge (as applicable);

“Trust Proceeds” means all recoveries, receipts and benefits received by the Trustee by virtue of the Trust Property save for monies or other assets which it is entitled to retain for its own account or which are earmarked for receipt by a third party other than as part of the Trust Property;

“Trust Property” means the Covenant to Pay, the Issuer Covenants, the Seller Covenants, the Issuer Warranties, the Seller Warranties, the Security and all proceeds of the Security;

“Trustee” means U.S. Bank Trustees Limited in its capacity as trustee under the Trust Documents and such company and all other persons or companies for the time being acting as Trustee pursuant to the terms of the Trust Documents;

“Trustee Acts” means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

“Underlying Asset” means, with respect to a Purchased Security or Margin Security, a commercial mortgage loan or repacked note in relation to such Purchased Security or Margin Security, as applicable;

“Underlying Finance Document” means with respect to each Purchased Security or Margin Security:

(a)	the related loan or credit agreement, or note purchase agreement;

(b)	the related mortgage and all other related security documents;

(c)	any intercreditor arrangements;

(d)	all other documents designated as finance documents pursuant to the related Purchased Security and Margin Security; and

(e)	all other documents evidencing the Issuer’s interest or title in such Purchased Security and Margin Security,

and in each case all documents amending, modifying or supplementing the same;

“Underlying Loan” means a loan granted under an Underlying Finance Document;

“Underlying Obligor” means an obligor under an Underlying Finance Document;

“Underlying Security” means any transaction security created by an Underlying Obligor in favour of the Relevant Security Agent pursuant to the relevant Underlying Finance Documents

“Upsize Request” means the Seller’s request to sell to the Issuer additional Financial Assets pursuant to the terms of the Repurchase Agreement;

“U.S. Bank Fee Letter” means the fee letter entered into between the Issuer and U.S. Bank on or around the Closing Date in respect of the fees for the services to be provided by U.S. Bank pursuant to the Transaction Documents, including, without limitation, the Cash Manager Services;

“USD Available Principal Receipts” means, for each Interest Payment Date or Alternate Payment Date, an amount equal to the aggregate of:

(c)	payments received by the Issuer representing USD Sequential Principal Receipts; and

(d)	payments received by the Issuer representing or USD Pro Rata Principal Receipts;

“USD Cash Margin Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“USD Cash Margin Account Mandate” means the resolutions, instructions and signature authorities relating to the USD Cash Margin Account in the form of the document set out in schedule 6 (USD Cash Margin Account Mandate) of the Account Bank Agreement;

“USD Cash Margin Account Payment Amount” means all amounts for the time being deposited and held in the USD Cash Margin Account, including all interest accrued thereon and credited to the USD Cash Margin Account from time to time;

“USD Income Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“USD Income Account Mandate” means the resolutions, instructions and signature authorities relating to the USD Income Account in the form of the document set out in schedule 9 (USD Income Account Mandate) of the Account Bank Agreement;

“USD Income Account Payment Amount” means all amounts for the time being deposited and held in the USD Income Account, including all interest accrued thereon and credited to the USD Income Account from time to time;

“USD Notes” means the Class A USD Notes and the Class B USD Notes;

“USD Pre-Default Principal Allocation Rules” has the meaning given to it in Condition 8.2.3;

“USD Pro Rata Principal Receipts” means, for each Interest Payment Date or Alternate Payment Date, an amount equal to the aggregate of the following amounts received by the Issuer under the US Repurchase Agreement to be applied in accordance with the USD Pre-Default Principal Allocation Rules:

(a)

(i) prior to the occurrence of an NPE Trigger, Note Event of Default, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) in respect of the related Purchased Security and (ii) if no Default Exposure Threshold Event is continuing in respect of any Purchased Security, any Amortisation Amount (pursuant to item (a)(i) of the definition thereof in the Repurchase Agreement) received by the Issuer following its receipt of any payment or pre-payment of principal directly from a USD Purchased Security; and

(b)	the full repurchase proceeds in USD of a Purchased Security, other than any Release Price Excess, which shall be the aggregate of:

(i)

prior to the occurrence of an NPE Triger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) in relation to any Purchased Security, any amounts relating to principal received in connection with the repurchase of a USD Purchased Security in full; and

(ii)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing) in relation to any Purchased Security, any amounts relating to principal received in connection with the repurchase in full of a USD Purchased Security that is the subject of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event and provided that (x) the repurchase of such a security will cure the relevant event and (y) as a result of such repurchase, no Default Exposure Threshold Event is continuing in respect of any Purchased Security;

“USD Purchased Securities” means any further USD denominated securities acquired by the Issuer under the US Repurchase Agreement;

“USD Sequential All Exposure Principal Receipts” means:

(a)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing), any amounts in excess of the Senior Exposure received in connection with the early repurchase in full of a USD Purchased Security that is not subject to an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event and where the repurchase of such a security would not cure the relevant event;

(b)

any excess GBP Sequential All Exposure Principal Receipts or EUR Sequential All Exposure Principal Receipts after repayment of the Class A GBP Notes or Class EUR Notes (as applicable) in full as converted into euro at the spot rate by the Cash Manager, pursuant to the Senior Exposure Reduction Rules; and

(c)	any Release Price Excess denominated in USD;

“USD Sequential Principal Receipts” means USD Sequential All Exposure Principal Receipts and USD Sequential Sole Exposure Principal Receipts appearing in the record of the USD Sequential Principal Receipts attributable to a Purchased Security, which shall be equal to the USD Sequential Sole Exposure Principal Receipts of such Purchased Security, as maintained by the Cash Manager to update the Senior Exposure of each USD Purchased Security in accordance with the Cash Management Agreement;

“USD Sequential Sole Exposure Principal Receipts” means the following amounts received by the Issuer under the US Repurchase Agreement:

(a)

if (i) an NPE Trigger, (ii) an Amortisation Ratio Threshold Event or (iii) a Default Exposure Threshold Event has occurred (in each case, which is continuing), any Amortisation Amount received in respect of an USD Purchased Security;

(b)	any Default Exposure Threshold Rectification Amount received in respect of the USD Purchased Security;

(c)	amounts received in connection with a partial early repurchase of a USD Purchased Security;

(d)

following the occurrence of an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event (in each case, which is continuing), any amounts equal to the Senior Exposure received in connection with the early repurchase of a USD Purchased Security in full that is not subject to an NPE Trigger, Amortisation Ratio Threshold Event or Default Exposure Threshold Event and repurchase of such a security would not cure the relevant event;

(e)	any Margin Threshold Rectification Amount or Recalculated Margin Threshold Rectification Amount (as applicable) received in respect of the USD Purchased Security;

(f)	any Cure Payments received in respect of a USD Purchased Security;

(g)

any other Income or payment received by the Issuer in respect of a USD Purchased Security where such Income or payment has not been applied as Available Interest Amounts, USD Pro Rata Principal Receipts or USD Sequential All Exposure Principal Receipt; and

(h)	any payment made under the Guarantee in respect of a USD Purchased Security,

where in relation to each of the above, a record of the USD Sequential Sole Exposure Principal Receipts paid to the Class A Noteholders in relation to a Purchased Security will be kept by the Cash Manager so that the Senior Exposure of that Purchased Security can be updated accordingly in the Cash Management Agreement.

“USD Transaction Account” means the account so named specified in the Account Details or such other account or accounts as may, with the prior written consent of the Trustee, be designated by the Issuer as such account;

“USD Transaction Account Mandate” means the resolutions, instructions and signature authorities relating to the USD Transaction Account in the form of the document set out in schedule 3 (USD Transaction Account Mandate) of the Account Bank Agreement;

“USD Transaction Account Payment Amount” means all amounts for the time being deposited and held in the USD Transaction Account, including all interest accrued thereon and credited to the USD Transaction Account from time to time;

“VAT” means value added tax imposed by VATA and legislation and regulations supplemental thereto and includes any other tax of a similar fiscal nature whether imposed in the United Kingdom (instead of or in addition to value added tax) or elsewhere from time to time;

“VAT Group” means a group for the purposes of the VAT Grouping Legislation;

“VAT Grouping Legislation” means:

(a)	sections 43 to 43D (inclusive) of VATA; and

(b)	the Value Added Tax (Groups: eligibility) Order 2004 (SI 2004/1931);

“VATA” means the Value Added Tax Act 1994;

“Voter” means, in relation to any Meeting, the bearer of a Voting Certificate, a Proxy or the bearer of a Note Certificate who produces such Note Certificate or the bearer of a Residual Certificate who produces such Residual Certificate at such Meeting;

“Voting Certificate” means, in relation to any Meeting, a certificate in the English language issued by the Paying Agent and dated in which it is stated:

(a)

that on the date thereof the Notes and/or Residual Certificates (not being the Notes and/or Residual Certificates (as applicable) in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate) are blocked in an account with a clearing system and that no such Notes and/or Residual Certificates will cease to be so blocked until the first to occur of:

(i)	the conclusion of the meeting specified in such Voting Certificate; and

(ii)	the surrender of the Voting Certificate to the Paying Agent; and

(b)	that the bearer thereof is entitled to attend and vote at such meeting in respect of the Notes and/or Residual Certificates represented by such Voting Certificate;

“Written Resolution” means a resolution in writing signed by or on behalf of all holders of Notes of the relevant class or the Certificateholders for the time being outstanding who for the time being are entitled to receive notice of a Meeting in accordance with the provisions for the meetings of Noteholders or Certificateholders contained in the Trust Deed, as applicable, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Notes;

“Write-Down Notice” means the write-down notice to be delivered by the Seller and the Class B Noteholder in the form set out in schedule 7 (Form of Class B Noteholder Write Down Notice) of the Trust Deed;

“24 hours” means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where any Meeting is to be held and in each of the places where the Paying Agent has its Specified Office (disregarding for this purpose the day upon which such Meeting is to be held); and

“48 hours” means 2 consecutive periods of 24 hours.

2.	PRINCIPLES OF INTERPRETATION AND CONSTRUCTION

2.1	Knowledge

2.2

References in any Transaction Document to the expressions “so far as a Party is aware” or “to the best of the knowledge, information and belief of a Party” or any similar expression in respect of any matter shall be deemed to refer to the actual knowledge of senior officers of that Party.

2.3	Interpretation

Any reference in the Transaction Documents to:

a document being in an “agreed form” means that the form of the document in question has been agreed between the proposed parties thereto;

“continuing”, in respect of a Note Event of Default or a Potential Note Event of Default, shall be construed as a reference to a Note Event of Default or a Potential Note Event of Default, as the case may be, which has not been waived in accordance with the terms of the Conditions or, as the case may be, the relevant Transaction Document and in respect of a Potential Note Event of Default, as the case may be, one which has not been remedied within the relevant grace period or waived in accordance with the terms of the Conditions or, as the case may be, the relevant Transaction Document;

a “class” shall be a reference to a class of the Notes being the Class A EUR Notes, the Class A GBP Notes, the Class A USD Notes, the Class B EUR Notes, the Class B GBP Notes and the Class B USD Notes and “classes” shall be construed accordingly;

“holder” means the bearer of a Note and the words “holders” and related expressions shall (where appropriate) be construed accordingly;

“including” shall be construed as a reference to “including without limitation”, so that any list of items or matters appearing after the word “including” shall be deemed not to be an exhaustive list, but shall be deemed rather to be a representative list, of those items or matters forming a part of the category described prior to the word “including”;

“indebtedness” shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

a “law” shall be construed as any law (including common or customary law), statute, constitution, decree, judgement, treaty, regulation, directive, bye law, order or any other legislative measure (whether primary or subsidiary made pursuant to primary legislation) of any government, supranational, local government, statutory or regulatory body or court;

a “month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month except that:

(a)

if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

(b)	if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month,

and references to “months” shall be construed accordingly;

a “person” shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

“principal” shall, where applicable, include premium;

“repay”, “redeem” and “pay” shall each include both of the others and “repaid”, “repayable” and “repayment”, “redeemed”, “redeemable” and “redemption” and “paid”, “payable” and “payment” shall be construed accordingly;

a reference to the “spot rate” of the Cash Manager shall be construed so as to include its own spot rate and the spot rate of any of its affiliates;

a reference to any person defined as a “Transaction Party” in this Incorporated Terms Memorandum or in any Transaction Document or in the Conditions shall be construed so as to include its and any subsequent successors and permitted transferees in accordance with their respective interests;

a “subsidiary” of a company or corporation shall be construed as a reference to any company or corporation:

(a)	which is controlled, directly or indirectly, by the first mentioned company or corporation;

(b)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation; or

(c)	which is a subsidiary of another subsidiary of the first mentioned company or corporation and, for these purposes, a company or corporation means any other company or corporation which is a “subsidiary undertaking” of such company or corporation as defined pursuant to Section 1162 of the Companies Act 2006;

a “successor” of any party shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of the jurisdiction of incorporation or domicile of such party has assumed the rights and obligations of such party under any Transaction Document or to which, under such laws, such rights and obligations have been transferred; and

a “wholly owned subsidiary” of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company’s or corporation’s wholly owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly owned subsidiaries.

2.4	Currency symbols

“£”, “GBP”, “pounds” and “Sterling” denote the lawful currency for the time being of the of the United Kingdom of Great Britain and Northern Ireland.

“euro”, “EUR” or “€” means the currency introduced at the start of the third stage of European economic and monetary union, and as defined in Article 2 of Council Regulation (EC) No 974/98 of 3 May 1998 on the introduction of the euro, as amended.

“$”, “USD” or “U.S. dollar” denote the lawful currency for the time being of the United States of America.

2.5	Transaction Documents and other agreements

Any reference to the Incorporated Terms Memorandum, any document defined as a Transaction Document or any other agreement or document shall be construed as a reference to the Incorporated Terms Memorandum, such Transaction Document or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated, supplemented or replaced.

2.6	Legislation and Treaties

Any reference to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) or treaty shall be construed as a reference to such legislation or treaty as the same may have been, or may from time to time be, amended or re-enacted.

2.7	Time

Any reference in any Transaction Document to a time of day shall, unless a contrary indication appears, be a reference to London time.

2.8	Schedules

Any Schedule of, or Appendix to a Transaction Document forms part of such Transaction Document and shall have the same force and effect as if the provisions of such Schedule or Appendix were set out in the body of such Transaction Document. Any reference to a Transaction Document shall include any such Schedule or Appendix.

2.9	Headings

Section, Part, Schedule, Paragraph and Clause headings are for ease of reference only.

2.10	Sections

Except as otherwise specified in a Transaction Document, reference in a Transaction Document to:

2.10.1	a “Section” shall be construed as a reference to a section of such Transaction Document;

2.10.2	a “Part” shall be construed as a reference to a part of such Transaction Document;

2.10.3	a “Schedule” shall be construed as a reference to a schedule of such Transaction Document;

2.10.4	a “Clause” shall be construed as a reference to a clause of a Part or Section (as applicable) of such Transaction Document;

2.10.5	a “Paragraph” shall be construed as a reference to a paragraph of a Schedule of such Transaction Document; and

2.10.6	“this Agreement” or “this Deed” shall be construed as a reference to such Transaction Document together with any Schedules and/or Appendices thereto.

2.11	Number

In any Transaction Document, save where the context otherwise requires, words importing the singular number include the plural and vice versa.

2.12	Time of the Essence

Any date or period specified in any Transaction Document may be postponed or extended by mutual agreement between the parties thereto, but as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

SCHEDULE 2

COMMON TERMS

PART 1

GENERAL LEGAL TERMS

1.	FURTHER ASSURANCE

Each Transaction Party referred to as an “Obligor” in any Transaction Document for the purposes of this Paragraph shall (at such Transaction Party’s cost) do and execute, or arrange for the doing and executing of, each act, document and thing requested of it by any Transaction Party referred to as an “Obligee” in such Transaction Document for the purposes of this paragraph in order to implement and/or give effect to such Transaction Document and the Transaction contemplated by it.

2.	ENTIRE AGREEMENT

2.1	Entire Agreement

The Transaction Documents and any document referred to in the Transaction Documents constitute the entire agreement and understanding between the Transaction Parties relating to the Transactions and supersede any previous agreements between the parties relating to the subject matter of the Transaction Documents.

2.2	No reliance

Each Transaction Party agrees that:

2.2.1

it has not entered into any of the Transaction Documents in reliance upon any representation, warranty or undertaking of any other Transaction Party which is not expressly set out or referred to in one of the Transaction Documents;

2.2.2

except in respect of an express representation or warranty under any of the Transaction Documents, it shall not have any claim or remedy (whether in equity, contract or tort, under the Misrepresentation Act 1967 or in any other way) in respect of any misrepresentation or breach of warranty by any other Transaction Party or in respect of any untrue statement by any other Transaction Party, regardless of whether such misrepresentation, breach or untrue statement was made, occurred or was given prior to the execution of any of the Transaction Documents.

2.3	Breach of Duty

Nothing in this Paragraph shall have the effect of limiting or restricting any liability of a Transaction Party arising as a result of any Breach of Duty.

3.	APPLICATION OF COMMON TERMS

3.1	Separate parties

Where any Transaction Party acts in more than one capacity, the provisions of the Common Terms shall apply to such person as though it were a separate party in each such capacity.

3.2	Inconsistency

If a provision of any Transaction Document is inconsistent with any provision of the Common Terms or the Master Definitions Schedule, the provision of such Transaction Document shall prevail.

4.	TRUSTEE PARTY TO TRANSACTION DOCUMENTS

4.1	Better preservation and enforcement of rights

4.1.1

Except where any Transaction Document provides otherwise, the Trustee has agreed to become a party to each Transaction Document to which it is a party for the better preservation and enforcement of its rights under such Transaction Document and the Trust Documents and shall not assume any liabilities or obligations under any Transaction Document unless such obligation or liability is expressly assumed by the Trustee in such Transaction Document.

4.1.2

When acting under a Transaction Document, the Trustee shall act subject to, and in accordance with, the terms of the Trust Documents and in so acting, the Trustee shall have the rights, benefits, protections, indemnities and immunities set out in this Deed and the Trust Documents. In the event there is any inconsistency or conflict between the rights, duties, benefits, obligations, protections, immunities or indemnities of the Trustee as contained in the relevant Transaction Document and the rights, duties, benefits, obligations, protections, immunities or indemnities of the Trustee in the Trust Documents, the provisions of the Trust Documents shall, to the extent permitted under applicable law prevail and apply.

4.2	Trustee has no responsibility

The Trustee shall not have any responsibility for any of the obligations of the other Transaction Parties and the other Transaction Parties acknowledge that the Trustee has no such responsibility and that the Trustee is entitled to the protections contained in and on the terms set out in the Trust Documents.

5.	CHANGE OF TRUSTEE

5.1	Successor Trustee

If there is an appointment of a Successor Trustee in accordance with the terms of the Trust Deed, each of the other Transaction Parties shall execute such documents and take such action as the Successor Trustee and the outgoing Trustee may reasonably require for the purposes of vesting in the Successor Trustee the benefit of the Transaction Documents and the rights, powers and obligations of the Trustee under the Transaction Documents, and releasing the outgoing Trustee from its future obligations under the Transaction Documents.

5.2	Merger

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, as applicable, shall be the successor of the Trustee hereunder as applicable, provided such corporation shall be otherwise qualified and eligible under this Clause, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

6.	SERVICES NON EXCLUSIVE

6.1	Non Exclusivity

Subject to the provisions of the Transaction Documents, nothing in the Transaction Documents shall prevent any Transaction Party from rendering services similar to those provided for in the Transaction Documents to other persons, firms or companies or from carrying on any business similar to or in competition with the business of any of the Transaction Parties.

6.2	Existing Businesses

Nothing in the Transaction Documents shall prevent any Transaction Party from carrying on its own business in the manner which it thinks fit, unless, by so doing, it would render itself unable to perform its obligations under the Transaction Documents in the manner contemplated in the Transaction Documents.

7.	RESTRICTION ON ENFORCEMENT OF SECURITY, NON PETITION AND LIMITED RECOURSE

7.1	No proceedings against the Issuer

Only the Trustee may pursue the remedies available under the general law or under the Trust Documents to enforce the Security and no Transaction Party shall be entitled to proceed Insolvency Proceedings directly against the Issuer to enforce the Security. Each Transaction Party (other than the Issuer and the Trustee) agrees with and acknowledges to each of the Issuer and the Trustee, and the Trustee agrees with and acknowledges to the Issuer, that:

7.1.1

none of the Transaction Parties (nor any person on their behalf, other than the Trustee where appropriate) are entitled, otherwise than as permitted by the Transaction Documents, to direct the Trustee to enforce the Security or take any proceedings against the Issuer to enforce the Security;

7.1.2

none of the Transaction Parties (other than the Trustee) shall have the right to take or join any person in taking any steps against the Issuer for the purpose of obtaining payment of any amount due from the Issuer to any of such Transaction Parties;

7.1.3

until the date falling two years after the Final Discharge Date none of the Transaction Parties nor any person on their behalf shall initiate or join any person in initiating an Insolvency Event or the appointment of an Insolvency Official in relation to the Issuer other than a Receiver or an administrator appointed under clause 17 (Appointment and Removal of Administrator and Receivers) of the Deed of Charge; and

7.1.4

none of the Transaction Parties shall be entitled to take or join in the taking of any corporate action, legal proceedings or other procedure or step which would result in the Priorities of Payments not being complied with.

7.2	Limited Recourse

Each Transaction Party (other than the Issuer and the Trustee) agrees with and acknowledges to each of the Issuer and the Trustee, and the Trustee agrees with and acknowledges to the Issuer, that if at any time following

(a)	the occurrence of either:

(i)	the Final Maturity Date or any earlier date upon which all of the Notes of each class are due and payable; or

(ii)	the service of an Enforcement Notice; and

(b)

realisation of the Charged Property and application in full of any amounts available to pay amounts due and payable under the Notes and the Residual Certificates in accordance with the applicable Priorities of Payments;

the proceeds of such Realisation are insufficient, after payment of all other claims ranking in priority in accordance with the applicable Priorities of Payments, to pay in full all amounts then due and payable under any class of Notes, then the amount remaining to be paid (after such application in full of the amounts first referred to in (b) above) under such class of Notes or Residual Certificates (and any class of Notes junior or Certificates to that class of Notes) and all other amounts due and payable to the Secured Creditors, shall, on the day following such application in full of the amounts referred to in (b) above, cease to be due and payable by the Issuer.

For the purposes of this Paragraph 7.2, “Realisation” means, in relation to any Charged Property, the deriving, to the fullest extent practicable, (in accordance with the provisions of the Transaction Documents) of proceeds from or in respect of such Charged Property including (without limitation) through sale or through performance by an obligor.

8.	PROVISIONS RELATING TO THE TRANSACTION DOCUMENTS

8.1	Acknowledgement of the Security

Each Transaction Party (other than the Trustee):

8.1.1	acknowledges the Security created by the Trust Documents;

8.1.2	undertakes to the Trustee not to do anything inconsistent with the Security or the terms of the Transaction Documents;

8.1.3	acknowledges that the Security is held by the Trustee for the benefit of all the Secured Creditors and that any Receiver shall be appointed by the Trustee for the benefit of all the Secured Creditors;

8.1.4	acknowledges the existence of the rights conferred on the Noteholders by Condition 12.2 (Delivery of an Enforcement Notice) and Condition 13.2 (Proceedings);

8.1.5

acknowledges the existence of the rights conferred on the Certificateholders by Residual Certificate Condition 10.2 (Delivery of an Enforcement Notice) and Residual Certificate Condition 11.2 (Proceedings).

8.2	Secured Creditors and Transaction Documents

Each Secured Creditor shall be deemed to have notice of, all of the provisions of the Transaction Documents.

8.3	Receipt

The Trustee is hereby authorised to execute on behalf of the Secured Creditors a receipt in respect of all or part only of the Secured Amounts, as may be appropriate from time to time.

8.4	Recoveries after Enforcement

Except for moneys paid out by the Trustee pursuant to the Post-Default Priority of Payments, all monies received or recovered by the Secured Creditors in respect of the Secured Amounts after delivery of an Enforcement Notice (whether by way of set off, retention, compensation, balancing of accounts or otherwise) shall forthwith be paid to (and pending such payment held on trust for) the Trustee.

9.	OBLIGATIONS AS CORPORATE OBLIGATIONS

9.1	No recourse against shareholders and others

No Transaction Party shall have any recourse against nor shall any personal liability attach to any shareholder, officer, agent, employee or director of the Issuer in his capacity as such, by any Proceedings or otherwise, in respect of any obligation, covenant, or agreement of the Issuer contained in the Transaction Documents.

9.2	No liability for Obligations of the Issuer

The Transaction Parties, other than the Issuer, shall not have any liability for the Obligations of the Issuer and nothing in the Transaction Documents shall constitute the giving of a guarantee, an indemnity or the assumption of a similar obligation by any of such other Transaction Parties in respect of the performance by the Issuer of the Obligations.

10.	VARIATION OF TRANSACTION DOCUMENTS

10.1	Transaction Documents

A variation of any Transaction Document is valid only if it is in writing and signed by or on behalf of each Transaction Party which is a party to such Transaction Document.

10.2	Incorporated Terms Memorandum

A variation of the Incorporated Terms Memorandum is valid only if it is approved by each of the Transaction Parties.

11.	EXERCISE OF RIGHTS AND REMEDIES

11.1	No waiver

A failure to exercise or delay in exercising a right or remedy provided by any Transaction Document or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by any Transaction Document or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

11.2	Rights and remedies cumulative

Except where any Transaction Document specifically provides otherwise, the rights and remedies contained in a Transaction Document are cumulative and not exclusive of rights or remedies provided by law.

12.	PARTIAL INVALIDITY

The invalidity, illegality or unenforceability of a provision of a Transaction Document does not affect or impair the continuation in force of the remainder of such Transaction Document.

13.	NO PARTNERSHIP

Except where any Transaction Document specifically provides otherwise, no provision of any Transaction Document creates a partnership between any of the Transaction Parties or makes a Transaction Party the agent of another Transaction Party for any purpose. Except where any Transaction Document provides otherwise, a Transaction Party has no authority or power to bind, to contract in the name of, or to create a liability for another Transaction Party in any way or for any purpose.

14.	CONTINUATION OF OBLIGATIONS

Except to the extent that they have been performed and except where any Transaction Document specifically provides otherwise, the warranties, representations, indemnities, and obligations contained in any Transaction Document remain in force after the date on which they were expressed to take effect until the Final Discharge Date.

15.	ASSIGNMENT AND SUBCONTRACTING

15.1	Successors

Each Transaction Document shall be binding upon and enure to the benefit of each Transaction Party which is a party to such Transaction Document or is otherwise bound by its terms and its or any subsequent successors, transferees and assigns.

15.2	Assignment

Except where any Transaction Document provides otherwise or with the prior written consent of the Trustee, a Transaction Party (other than the Trustee) may not assign or transfer or purport to assign or transfer a right or obligation under any Transaction Document to which it is a party.

15.3	Benefit

Each Transaction Party (other than the Trustee) is entering into each Transaction Document to which it is a party for its benefit and not for the benefit of another person.

15.4	Delegation

Except where any Transaction Document specifically provides otherwise, a Transaction Party may not subcontract or delegate the performance of any of its obligations under a Transaction Document.

16.	THIRD PARTY TRANSACTION RIGHTS

Rights under a Transaction Document only accrue to a person party to such Transaction Document. Accordingly, a person who is not a party to a Transaction Document shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of any Transaction Document, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

17.	CONFIDENTIALITY

17.1	Confidentiality of information

Each Transaction Party agrees that prior to the Final Discharge Date and thereafter it shall keep confidential and it shall not disclose to any person whatsoever, any information relating to the business, finances or other matters of a confidential nature of any of the Seller, the Servicer or the Issuer (as the case may be) which it may have obtained as a result of the execution of any Transaction Document or of which it may otherwise have become possessed as a result of the performance of its obligations in respect of the Transaction including any information concerning the identity of any Underlying Obligor.

17.2	Disapplication of confidentiality provisions

The Transaction Parties shall use all reasonable endeavours to prevent any disclosure referred to in Paragraph 17.1 (Confidentiality of information) provided however that the provisions of Paragraph 17.1 (Confidentiality of information) shall not apply:

17.2.1	to the disclosure of any information to any person who is a Transaction Party insofar as such disclosure is expressly permitted by the relevant Transaction Document;

17.2.2	to the disclosure of any information already known to the recipient otherwise than as a result of entering into any of the Transaction Documents;

17.2.3	to the disclosure of any information with the consent of the relevant Transaction Parties;

17.2.4	to the disclosure of any information which is or becomes public knowledge otherwise than as a result of the conduct of the recipient;

17.2.5	to the disclosure of any information:

(a)	in order to list the Notes on TISE; or

(b)	which it is necessary or desirable to provide to prospective investors in the Notes;

17.2.6	to the extent that the recipient is required to disclose the same pursuant to any Requirement of Law or any Regulatory Direction;

17.2.7

to the extent that the recipient needs to disclose the same for the exercise, protection or enforcement of any of its rights under any of the Underlying Finance Documents or the Transaction Documents or, in the case of the Trustee, for the purpose of discharging, in such manner as it thinks fit, its duties or obligations under or in connection with the Transaction Documents in each case to such persons as require to be informed of such information for such purposes or, in the case of the Trustee, in connection with transferring or purporting to transfer its rights and obligations to a successor Trustee;

17.2.8

to the extent that the recipient needs to disclose the same to any of its employees provided that before any such disclosure each Transaction Party shall make the relevant employees aware of its obligations of confidentiality under the relevant Transaction Document and shall at all times procure compliance with such obligations by such employees;

17.2.9	to the disclosure of any information to professional advisers who receive the same under a duty of confidentiality;

17.2.10

to the disclosure of any information disclosed to a prospective successor servicer, successor cash manager or Successor Trustee on the basis that the recipient will hold such information confidential upon substantially the same terms as this Paragraph.

18.	NOTICES

18.1	Communications in writing

Except as specified in any Transaction Document, any Notice:

18.1.1	shall be in writing;

18.1.2

shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof;

18.1.3

shall be delivered personally or sent by first class post (and air mail if overseas) or by fax or by e-mail to the party due to receive the Notice at its address, fax number or e-mail address and marked for the attention of the person or persons set out in the Notices Details or to another address or fax number or e mail address or marked for the attention of another person or persons specified by the receiving party by written notice to the other Transaction Parties received before the Notice was despatched; and

18.1.4	that is required to be given the Initial Class A Noteholder, such shall be made via email to each of:

(a)

(b)

(c)

(d)

(e)

(f)

(g)

18.1.5	that is required to be given to any other Noteholder, to the email address provided to the Registrar in relation to its holding of Notes.

18.2	Time of receipt

Unless there is evidence that it was received earlier, a Notice marked for the attention of the person specified in accordance with Paragraph 18.1 (Communications in writing) is deemed given:

18.2.1	if delivered personally, when left at the relevant address referred to in the Notices Details;

18.2.2	if sent by post, except air mail, two business days after posting it;

18.2.3	if sent by air mail, six business days after posting it;

18.2.4	if sent by fax, 24 hours after completion of its transmission/when confirmation of its transmission has been recorded by the sender’s fax machine; and

18.2.5	if sent by e-mail, two business days after sending it,

provided that in each case where personal delivery or delivery by fax occurs after 6:00p.m. on a business day or on a day which is not a business day, service shall be deemed to occur at 9:00a.m. on the following business day.

18.3	Business day

In Paragraph 18.2 (Time of receipt) “business day” means a day other than a Saturday, Sunday or public holiday in either the country from which the Notice is sent or in the country to which the Notice is sent.

18.4	Noteholder directions

Where any reference is made to a direction or communication being made by the Noteholders to a Transaction Party but without reference to any express requirements (including without limitation as regards Extraordinary Resolution or specified percentage), such direction shall be deemed to have been validly given if:

18.4.1	made in writing or by email to the address given under Schedule 8 of the Common Terms; and

18.4.2	such direction has been signed by or on behalf of holders representing not less than 75% of the Principal Amount Outstanding for that relevant class of Notes.

19.	COUNTERPARTS

Each Transaction Document may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

20.	GOVERNING LANGUAGE

The Transaction Documents are in the English language. If the Transaction Documents are translated into another language, the English language text prevails.

21.	MERGER AND CONSOLIDATION OF U.S. BANK TRUSTEES LIMITED OR ELAVON FINANCIAL SERVICES D.A.C.

21.1

Successor through merger: Any corporation into which U.S. Bank Trustees Limited, U.S. Bank Global Corporate Trust Limited or Elavon Financial Services D.A.C., UK Branch may be merged or converted, or any corporation with which U.S. Bank Trustees Limited, U.S. Bank Global Corporate Trust Limited or Elavon Financial Services D.A.C., UK Branch may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which U.S. Bank Trustees Limited, U.S. Bank Global Corporate Trust Limited or Elavon Financial Services D.A.C., UK Branch (as applicable) shall be a party, or any corporation to which U.S. Bank Trustees Limited, U.S. Bank Global Corporate Trust Limited or Elavon Financial Services D.A.C., UK Branch (as applicable) shall sell or otherwise transfer: (a) all or substantially all of its assets or (b) all or substantially all of its corporate trust business shall, on the date when the merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor to U.S. Bank Trustees Limited, U.S. Bank Global Corporate Trust Limited or Elavon Financial Services D.A.C., UK Branch (as applicable) under the Transaction Documents without the execution or filing of any paper or any further act on the part of the parties to the Transaction Documents, unless otherwise required by the Issuer and after the said effective date all references in the Transaction Documents to the Trustee, the relevant Agents, the Account Bank and/or the Cash Manager (as applicable) shall be deemed to be references to such successor corporation.

21.2

Rights and obligations upon merger: In the event of such a merger or conversion the Issuer, the Seller, the relevant Agents (if applicable) the Trustee (if applicable), the Cash Manager (if applicable) and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as) the relevant Transaction Document.

21.3	Notice of merger: Notice of any such merger or conversion shall forthwith be given by such successor to the Issuer, the Seller, the Trustee (if applicable) and the Cash Manager (if applicable).

PART 2

PAYMENT PROVISIONS

1.	CALCULATIONS AND PAYMENTS

1.1	Basis of accrual

Except as otherwise provided in any Transaction Document, any interest, commitment commission, or fees due from one Transaction Party to another under any Transaction Document shall accrue from day to day and shall be calculated on the basis of a year of the number of days referred to in the definition of Day Count Fraction (or, in any case where market practice differs, in accordance with market practice).

1.2	Prima facie evidence

In any legal action or proceeding arising out of or in connection with any Transaction Document, the records of the Servicer shall be prima facie evidence of the existence and amounts due from one Transaction Party to another or to any third party.

1.3	Currency indemnity

If any sum (a “ Sum”) due from a Paying Transaction Party to a Receiving Transaction Party under any Transaction Document or any order, judgement, award or decision given or made in relation thereto has to be converted from the currency (the “First Currency”) in which such Sum is payable into another currency (the “Second Currency”) for the purpose of:

1.3.1	making or filing a claim or proof against the Paying Transaction Party; or

1.3.2	obtaining or enforcing an order, judgment, award or decision in any court or other tribunal,

the Paying Transaction Party shall indemnify the Receiving Transaction Party from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to such person at the time of receipt of such Sum.

1.4	Currency of account and payment

Except where otherwise specified, Sterling is the currency of account and payment for each and every sum at any time due from one Transaction Party to another under the Transaction Documents, except that each payment in respect of costs and expenses in respect of a Transaction Document shall be made in the currency in which the same were incurred.

1.5	Payments to the Seller

On each date on which any Transaction Document requires an amount to be paid by a Transaction Party to the Seller, such Transaction Party shall make the relevant amount available to the Seller by payment to the Seller Account for value on the due date no later than the time specified in the relevant Transaction Document or, if no time is specified in the Transaction Document, by close of banking hours in the place of payment on the due date.

1.6	Payments to the Issuer

On each date on which any Transaction Document requires an amount to be paid by a Transaction Party to the Issuer, such Transaction Party shall make the relevant amount available to the Issuer by payment to the GBP Transaction Account, the USD Transaction Account, the Cash Margin Account or the Income Account or the EUR Transaction Account, as applicable, for value on the due date no later than the time specified in the relevant Transaction Document or, if no time is specified in the relevant Transaction Document, by close of banking hours in the place of payment on the due date.

1.7	Payments to other Transaction Parties

On each date on which any Transaction Document requires an amount to be paid by one Transaction Party to another Transaction Party (other than to the Seller or to the Issuer), the Paying Transaction Party shall make the relevant amount available to the Receiving Transaction Party by payment to the account specified in the relevant Transaction Document for value on the due date no later than the time specified in the relevant Transaction Document or, if no time is specified in the relevant Transaction Document, by close of banking hours in the place of payment on the due date.

1.8	No set off

All payments required to be made by any Transaction Party under the Transaction Documents shall be calculated without reference to any set off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set off or counterclaim.

1.9	Partial Payments

If and whenever a payment is made by any Transaction Party to another under any Transaction Document, the Receiving Transaction Party shall, except as otherwise provided in any Transaction Document, apply the amount received towards the obligations of the Paying Transaction Party under the relevant Transaction Document in the following order:

1.9.1	first, in or towards payment of any Liabilities which the receiving party is entitled to be paid under the terms of the relevant Transaction Document and in accordance with the Priorities of Payment;

1.9.2	secondly, in or towards payment pro rata of any accrued interest due but unpaid;

1.9.3	thirdly, in or towards payment pro rata of any principal due but unpaid; and

1.9.4	fourthly, in or towards payment pro rata of any other sum due but unpaid.

1.10	Variation of partial payments

The order of payments set out in Paragraph 1.9 (Partial Payments) shall override any appropriation made by any Paying Transaction Party but the order set out in subparagraphs 1.9.2, 1.9.3 and 1.9.4 of Paragraph 1.9 (Partial Payments) may be varied if the relevant Transaction Parties so agree and for this purpose “relevant Transaction Parties” means Transaction Parties who might, in the Trustee’s sole opinion, be affected by such variation in application.

1.11	Business Days

Except as otherwise provided in any Transaction Document any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or on the preceding Business Day (if there is not).

1.12	Rectification

If any amount paid pursuant to a Transaction Document (other than by or to the Trustee) shall be determined (after consultation in good faith between the Transaction Parties which are parties to the relevant Transaction Document) to have been incorrect, the Transaction Parties shall consult in good faith in order to agree upon an appropriate method for rectifying such error so that the amounts subsequently received and retained by all relevant Transaction Parties are those which they would have received and retained if no such error had been made.

1.13	Amounts not due to be held on trust

If any Secured Creditor (other than the Trustee):

1.13.1	receives any amount which should not have been paid out of the Issuer Account and which it purports to apply; or

1.13.2

purports to set off any amount owed to it by the Issuer in or towards satisfaction of any sum owed by it under any Transaction Document other than out of amounts in the Issuer Account and in strict accordance with the Priorities of Payments, such Secured Creditor shall hold the amount so received or applied on trust for the Issuer and for application in accordance with the Priorities of Payments.

2.	VAT

2.1	Sums payable exclusive of VAT

Any sum set out in any Transaction Document as payable, or otherwise payable pursuant to any Transaction Document:

2.1.1	by any Transaction Party other than the Trustee or the Issuer to any other Transaction Party; or

2.1.2	by the Issuer to the Trustee,

shall be deemed to be exclusive of any VAT which is or becomes chargeable on any supply or supplies for which that sum (or any part thereof) is the whole or part of the consideration for VAT purposes.

2.2	Sums payable inclusive of VAT

Any sum set out in any Transaction Document as payable, or otherwise payable, pursuant to any Transaction Document:

2.2.1	by the Issuer to any Transaction Party other than the Trustee; or

2.2.2	by the Trustee to any other Transaction Party,

shall be inclusive of any VAT which is or becomes chargeable on any supply or supplies for which that sum (or any part thereof) is the whole or part of the consideration for VAT purposes and section 89 of VATA shall not apply to affect the amount of such sum payable.

2.3	Payment of amounts in respect of VAT

Where:

2.3.1

any person that is a party to any Transaction Document (such person, a “Supplier” for the purposes of this Paragraph 2) makes a supply to another person that is also a party to that Transaction Document (such person, the “Recipient” in relation to that supply for the purposes of this Paragraph 2) for VAT purposes pursuant to that Transaction Document;

2.3.2

the sum which is the consideration (in whole or in part) for that supply is (or, if the consideration for that supply were in cash, would be) deemed to be exclusive of VAT in accordance with Paragraph 2.1 (Sums payable exclusive of VAT) above; and

2.3.3	the Supplier is required to account to any relevant Tax Authority for any VAT chargeable on that supply,

the Recipient shall pay to the Supplier an additional amount equal to that VAT, such additional amount to be paid at the same time as paying any other consideration for that supply, save that where the consideration for that supply does not consist of, or wholly of, money, such sum shall be paid no later than five (5) Business Days before the last day on which the Supplier can account to the relevant Tax Authority for the VAT due in respect of that supply without incurring interest or penalties and the Supplier shall (in either case) provide the Recipient with a valid VAT invoice in respect of that supply.

2.4	Acquisitions and reverse charges

In relation to any supply that gives rise to either an acquisition for the purpose of Section 1(1)(b) of VATA or a Reverse Charge, where the Recipient (which for the purposes of this Paragraph 2.4 shall include the person making any acquisition) of that supply or acquisition is the Issuer or the Trustee:

2.4.1

the consideration for such supply or acquisition shall (unless the Supplier (which for the purposes of this Paragraph 2.4 shall include any person from whom an acquisition is made) in relation thereto is the Issuer or the Trustee) be reduced to such amount as, with the addition thereto of the VAT chargeable on such supply or acquisition, equals the amount which would have been payable by the Recipient had such supply not given rise to such charge as aforesaid; or

2.4.2

if the consideration does not consist of, or wholly of, money, or the consideration actually paid is less than the amount in respect of or by reference to which VAT is charged, the Supplier shall (unless it is the Issuer or the Trustee) pay to the Recipient an amount equal to the VAT chargeable on the supply or acquisition no later than five (5) Business Days before the last day (which the Recipient shall notify the Supplier of in writing) on which the Recipient can account to the relevant Tax Authority for the VAT due in respect of that supply or acquisition without incurring interest or penalties.

2.5	Costs and expenses

2.5.1

References (including, for the avoidance of doubt, references within definitions) in any Transaction Document to any fee, cost, loss, disbursement, commission, damages, expense, charge or other liability incurred by the Issuer and in respect of which the Issuer is to be reimbursed or indemnified by any other person under the terms of, or the amount of which is to be taken into account in any calculation or computation set out in, any Transaction Document shall include such part of such fee, cost, loss, disbursement, commission, damages, expense, charge or other liability as represents any VAT and also any VAT for which the Issuer is required to account to any relevant Tax Authority under any regime applicable to acquisitions for VAT purposes or the Reverse Charge in relation to such fee, cost, loss, disbursement, commission, damages, expense, charge or other liability.

2.5.2

References (including, for the avoidance of doubt, references within definitions) in any Transaction Document to any fee, cost, loss, disbursement, commission, damages, expense, charge or other liability incurred by any person (other than the Issuer) and in respect of which such person is to be reimbursed or indemnified by any other person under the terms of, or the amount of which is to be taken into account in any calculation or computation set out in, any Transaction Document shall include such part of such fee, cost, loss, disbursement, commission, damages, expense, charge or other liability as represents any VAT and also any VAT for which such first person is required to account to the relevant Tax Authority under any regime applicable to acquisitions for VAT purposes or the Reverse Charge in relation to such fee, cost, loss, disbursement, commission, damages, expense, charge or other liability, but (in each such case) only to the extent that such first person is not entitled to a refund (by way of credit or repayment) in respect of such VAT from any relevant Tax Authority.

2.6	VAT Groups

Any reference in any Transaction Document to any person, when construing any provision in relation to VAT, shall (where appropriate and unless the context otherwise requires) be construed, at any time when such person is treated as a member of a VAT Group, to include a reference to the representative member of such group at such time (so that a reference to x, for example, would read “x or the relevant representative member of the VAT Group of which x is a member (as the case may be)”) (the term “representative member” to have the same meaning as for the purposes of the VAT Grouping Legislation).

3.	WITHHOLDING TAXES

3.1	Tax Deduction

Except as otherwise provided in any Transaction Document, each payment made by a Paying Transaction Party to a Receiving Transaction Party under any Transaction Document shall be made without any Tax Deduction, unless a Tax Deduction is required by any Requirement of Law.

3.2	Notification

If a Paying Transaction Party becomes aware that it must make a Tax Deduction in respect of any payment under any Transaction Document (or that there is any change in the rate or the basis of a Tax Deduction) it shall notify the Receiving Transaction Party accordingly.

3.3	Tax Credits

If a Paying Transaction Party makes a Tax Payment and a Receiving Transaction Party determines that a Tax Credit is attributable to that Tax Payment and the Receiving Transaction Party has obtained, utilised and retained that Tax Credit then the Receiving Transaction Party shall pay an amount to the Paying Transaction Party which the Receiving Transaction Party determines will leave it (after that payment) in the same after tax position as it would have been in had the Tax Payment not been required to be made by the Paying Transaction Party.

4.	COSTS

Except as otherwise provided in any Transaction Document, the Seller shall pay all of the costs relating to the negotiation, preparation, execution and implementation by the Transaction Parties of each Transaction Document and of each document referred to in it.

PART 3

Governing Law Provisions

1.	GOVERNING LAW

Each Transaction Document and all non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

2.	JURISDICTION

2.1	English courts

The courts of England have exclusive jurisdiction to settle any Dispute.

2.2	Convenient forum

Each Transaction Party other than the Trustee agrees that the courts of England are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

2.3	Jurisdiction

Paragraph 2.1 (English Courts) is for the benefit of the Trustee for the purpose of this Paragraph 2 in any Transaction Document. As a result each other Transaction Party acknowledges that Paragraph 2.1 (English Courts), does not prevent the Trustee from taking any Proceedings in any other courts with jurisdiction. To the extent allowed by law, the Trustee may take concurrent Proceedings in any number of jurisdictions.

2.4	Service of process

Each of the Seller, the Risk Retainer and the Servicer (where the Servicer is ACREFI Management, LLC) agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to Apollo Global Management LLP at 25 St George Street, London W1S 1FS for the attention of                      or, if different, such person’s registered office for the time being or at any other address in England and Wales at which process may be served on such person or the Issuer in accordance with Part 37 of the Companies Act 2006. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the relevant party, such party shall appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Trustee shall be entitled to appoint such a person by written notice addressed to such party and delivered to such party. Nothing in this Paragraph shall affect the right of the Trustee to serve process in any other manner permitted by law. This clause applies to Proceedings in England and to Proceedings elsewhere.

2.5	Consent to enforcement etc.

Each of the Transaction Parties consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgement which is made or given in such Proceedings.

2.6	Waiver of immunity

To the extent that any Transaction Party may in any jurisdiction claim for itself or its assets or revenues immunity from suit, execution, attachment (whether in aid of execution, before judgement or otherwise) or other legal process and to the extent that such immunity (whether or not claimed) may be attributed in any such jurisdiction to the relevant Transaction Party or its respective assets or revenues, the relevant Transaction Party agrees not to claim and irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

SCHEDULE 3

SELLER’S REPRESENTATIONS AND WARRANTIES

PART 1

CORPORATE REPRESENTATIONS AND WARRANTIES OF THE SELLER

1.	INCORPORATION

The Seller is a limited liability company incorporated under the laws of the State of Delaware, having its registered office at c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808 and with company registration number 7522204 and with full power and authority to own its property and assets and conduct its business as currently conducted by it.

2.	LITIGATION

There are no governmental, legal or arbitration proceedings (including any such proceedings which are pending or threatened of which the Issuer is aware) which may have or may during the twelve months prior to the Closing Date have had a significant effect on the financial position or profitability of the Issuer or which may have a Material Adverse Effect on the Seller, any Relevant Transaction Document or any Assigned Rights.

3.	NO GOVERNMENT INVESTIGATION

No governmental or official investigation or inquiry concerning the Seller is, so far as the Seller is aware, progressing or pending or has been threatened which may have a Material Adverse Effect on the Seller, any Relevant Transaction Document or any Assigned Rights or which may have or may during the twelve months prior to or following the Closing Date have had a significant effect on the financial position of the Seller.

4.	SOLVENCY

No Insolvency Event has occurred in respect of the Seller and no Insolvency Event in respect of the Seller will occur in consequence of the Seller entering into the Relevant Transaction Documents and performing its obligations thereunder.

5.	CONSENTS

The Seller has obtained and maintains in effect all authorisations, approvals, licences and consents required in connection with its business pursuant to any Requirement of Law and any Regulatory Direction applicable to the Seller in the United States of America and in each other jurisdiction in which the Seller carries on business.

6.	MANAGEMENT AND ADMINISTRATION

The Seller’s centre of management of its interests and the place from which the Seller’s interests are administered on a regular basis is the United States of America.

7.	NO MATERIAL ADVERSE CHANGE

Since the date of the Seller’s incorporation there has been no adverse change nor any development or event involving a prospective adverse change in the condition (financial or otherwise), business, prospects, results of operations or general affairs of the Seller or the Seller’s group that is material in the context of its entry into, and performance of its obligations under, the Transaction Documents to which it is a party or the Assigned Rights.

8.	TAX

8.1	The Seller is a company which is and has, since incorporation, been resident for tax purposes solely in the United States of America.

9.	NO BREACH OF TRANSACTION DOCUMENT REPRESENTATIONS AND WARRANTIES

There has been no breach of the representations and warranties given by the Seller under the Transaction Documents.

PART 2

TRANSACTION DOCUMENT REPRESENTATIONS AND WARRANTIES OF THE SELLER

1.	CORPORATE POWER

The Seller has the requisite power and authority to enter into each Relevant Transaction Document and to undertake and perform the obligations expressed to be assumed by it therein.

2.	AUTHORISATION

All acts, conditions and things required to be done, fulfilled and performed in order:

2.1	to enable the Seller lawfully to enter into each Relevant Transaction Document;

2.2	to enable the Seller lawfully to exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Relevant Transaction Documents;

2.3	to ensure that the obligations expressed to be assumed by it in the Relevant Transaction Documents are legal, valid, binding and enforceable against it; and

2.4	to make the Relevant Transaction Documents admissible in evidence in England and Wales,

have been done, fulfilled and performed and are in full force and effect or, as the case may be, have been effected, and no steps have been taken to challenge, revoke or cancel any such authorisation obtained or effected.

3.	EXECUTION

The Relevant Transaction Documents have been duly executed by the Seller.

4.	NO BREACH OF LAW OR CONTRACT

The entry by the Seller into and the execution (and, where appropriate, delivery) of the Relevant Transaction Documents and the performance by the Issuer of its obligations under the Relevant Transaction Documents do not and will not conflict with or constitute a breach or infringement of any of the terms of, or constitute a default by the Seller under:

4.1	the Seller constitutive documents;

4.2	any Requirement of Law or any Regulatory Direction; or

4.3	any agreement, indenture, contract, mortgage, deed or other instrument to which the Seller is a party or which is binding on it or any of its assets,

where such conflict, breach, infringement or default might have a Material Adverse Effect on the Seller, any Relevant Transaction Documents or any Assigned Rights.

5.	VALID AND BINDING OBLIGATIONS

The obligations expressed to be assumed by the Seller under the Relevant Transaction Documents are legal and valid obligations, binding on it and enforceable against it in accordance with their terms, except:

5.1	as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally;

5.2	as such enforceability may be limited by the effect of general principles of equity; and

5.3	obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891.

6.	ARMS’ LENGTH TRANSACTIONS

The Relevant Transaction Documents to which the Seller is a party have been entered into by the Seller in good faith for the benefit of the Issuer and on arms’ length commercial terms.

7.	CROSS DEFAULT

The Seller is not in breach of or default under any agreement, indenture, contract, mortgage, deed or other instrument to which it is a party or which is binding on it or any of its assets to an extent or in a manner which would be reasonably likely to have a Material Adverse Effect on the Seller, any Relevant Transaction Document or any of the Assigned Rights.

8.	COMPLIANCE WITH RELEVANT TRANSACTION DOCUMENTS

The Seller has complied with the terms of the Relevant Transaction Documents.

9.	REQUIRED CONSENTS

The Seller does not require the consent of any other party or the consent, licence, approval or authorisation of any Governmental Authority or the filing, recording or enrolling of any Transaction Document with any court or other authority in England in connection with the performance of the Relevant Transaction Documents by the Seller.

10.	ACCURACY OF INFORMATION

All Relevant Information supplied by the Seller to the Trustee in connection with the execution of the Relevant Transaction Documents and the performance of the obligations of the Issuer under the Relevant Transaction is true and accurate in all respects and is not misleading because of any omission or ambiguity or for any other reason.

11.	LISTING DOCUMENT

11.1	The Listing Document contains all information regarding the Notes which is (in the context of the issue of the Notes) material;

11.2	such information is true and accurate in all material respects and not misleading in any material respect;

11.3	any opinions, predictions and intentions expressed in the Listing Document on the part of the Issuer are honestly held or made and are not misleading in any material respect;

11.4	the Listing Document does not omit to state any material fact necessary to make such information, opinions, predictions or intentions (in such context) not misleading in any material respect; and

11.5	all proper enquiries have been made by or on behalf of the Issuer to ascertain and to verify the foregoing.

12.	OFAC SANCTIONS AND ANTI-CORRUPTION:

Sanctions Target: the Seller is not, nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer is currently a Sanctions Target and will not lend, invest, contribute or otherwise make available the proceeds of the offering of the Notes to or for the benefit of any then-current Sanctions Target; and

Anti-corruption: neither the Seller nor, to the best of the knowledge of the Seller, any director, officer, agent, employee, affiliate of or person acting on behalf of the Issuer has engaged in any activity or conduct which would violate any applicable anti-bribery or anti-corruption law or regulation.

13.	BANKING ACT

The Seller is not a holding company of a bank, a building society or a credit union, or a group undertaking of any such entities as such terms are defined in Part 1 of the Banking Act 2009.

PART 3

ASSET REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents that the representations set out in Schedule 2 of the Repurchase Agreement are true and correct.

SCHEDULE 4

SELLER COVENANTS

PART 1

CORPORATE COVENANTS OF THE SELLER

The Seller shall:

1.	CONDUCT

at all times carry on and conduct its affairs in a proper and efficient manner in compliance with any Requirement of Law and any Regulatory Direction from time to time in force in any jurisdiction in which it carries on business and in compliance with its constitutive documents;

2.	CONSENTS

obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents necessary under any Requirement of Law and any Regulatory Direction from time to time in force in any other applicable jurisdiction;

2.1	in connection with its business; and

2.2

to enable it lawfully to enter into and perform its obligations under the Relevant Transaction Documents or to ensure the legality, validity, enforceability or admissibility in evidence in the Issuer Jurisdiction of the Relevant Transaction Documents including any registration required under the Companies Acts.

PART 2

TRANSACTION DOCUMENT COVENANTS OF THE SELLER

The Seller shall:

1.	COMPLIANCE WITH RELEVANT TRANSACTION DOCUMENTS

at all times comply with and perform all its obligations under the Relevant Transaction Documents and use all reasonable endeavours to procure that the other Transaction Parties, other than the Trustee, comply with and perform all their respective obligations under the Relevant Transaction Documents;

2.	EXERCISE RIGHTS

preserve and/or exercise and/or enforce its rights under and pursuant to the Relevant Transaction Documents;

3.	NOTIFICATION OF BREACH OF SELLER WARRANTIES AND UNDERTAKINGS

immediately notify the Issuer and the Trustee if the Seller becomes aware of any breach of the Seller Warranties or of any breach of any undertaking given by the Seller in any Relevant Transaction Documents;

4.	EXECUTION OF FURTHER DOCUMENTS

perform any act required by any Requirement of Law or any Regulatory Direction to be performed, and so far as permitted by applicable law, execute such further documents and perform such further acts as may be incidental to, or necessary in the opinion of the Trustee to give effect to, the Relevant Transaction Documents;

5.	NO VARIATION AND TERMINATION OF RELEVANT TRANSACTION DOCUMENTS

not until the Final Discharge Date, save to the extent permitted by the Relevant Transaction Documents or with the prior written consent of the Trustee:

5.1	terminate, repudiate, rescind or discharge any Relevant Transaction Document;

5.2	vary, novate, amend, modify or waive any provision of any Relevant Transaction Document; or

5.3

permit any person who has obligations under the Relevant Transaction Documents to be released from such obligations other than in accordance with the terms of the applicable Relevant Transaction Document and any applicable Requirement of Law or Regulatory Direction.

6.	PAYMENTS DUE TO THE ISSUER UNDER THE REPURCHASE AGREEMENT

6.1

pay all Margin Threshold Rectification Amounts and Default Exposure Threshold Rectification Amounts in accordance with the relevant currency of the applicable Purchased Security to the relevant Cash Margin Account; and

6.2

pay all amounts due to the Issuer under the Repurchase Agreement (to the extent not addressed in paragraph 6.1 above) in accordance with the relevant currency of the applicable Purchased Security to the relevant Transaction Account.

SCHEDULE 5

ISSUER’S REPRESENTATIONS AND WARRANTIES

PART 1

CORPORATE REPRESENTATIONS AND WARRANTIES OF THE ISSUER

1.	INCORPORATION

The Issuer is duly incorporated in the Issuer Jurisdiction with limited liability under the Companies Acts, with its registered office and its head office at 8th Floor 20 Farringdon Street, London, United Kingdom EC4A 4AB and with full power and authority to own its property and assets and conduct its business.

2.	CENTRE OF MAIN INTERESTS

The Issuer has its “centre of main interests”, as that term is used in Article 3(1) of the Recast EU Insolvency Regulation, in the Issuer Jurisdiction.

3.	LITIGATION

There are no governmental, legal or arbitration proceedings (including any such proceedings which are pending or threatened of which the Issuer is aware) which may have or may during the twelve months prior to the Closing Date have had a significant effect on the financial position or profitability of the Issuer or which may have a Material Adverse Effect on the Issuer, any Relevant Transaction Document or any Assigned Rights.

4.	SOLVENCY

No Insolvency Event has occurred in respect of the Issuer and no Insolvency Event will occur in consequence of the Issuer entering into the Transaction Documents to which it is expressed to be a party.

5.	TAX RESIDENCE

The Issuer is a company which is and has, since incorporation, been resident for tax purposes solely in the Issuer Jurisdiction.

6.	MANAGEMENT AND ADMINISTRATION

The Issuer’s management, the places of residence of the directors of the Issuer and the place at which meetings of the board of directors of the Issuer are held are all situated in the Issuer Jurisdiction.

7.	ACCOUNTING REFERENCE DATE

The Accounting Reference Date of the Issuer is 31 May.

8.	NO ESTABLISHMENT, SUBSIDIARIES, EMPLOYEES OR PREMISES

The Issuer has no “establishment”, as that term is used in Article 2(10) of the Recast EU Insolvency Regulation or branch or office in any jurisdiction, no subsidiaries, no employees and no premises.

9.	NO ENCUMBRANCES

No Encumbrance exists over or in respect of any asset of the Issuer which would rank in priority to or pari passu with the Security.

10.	ISSUER’S ACTIVITIES

The Issuer has not engaged in any activities since its incorporation other than:

10.1	those incidental to its registration under the Companies Acts;

10.2	various changes to its directors, secretary, registered office and constitutive documents;

10.3	increases in authorised and issued share capital;

10.4	changes to its name;

10.5	other appropriate corporate steps;

10.6	the authorisation of the issue of the Initial Notes and the Residual Certificates and the authorisation and execution of the Relevant Transaction Documents; and

10.7	the activities referred to in or contemplated by the Transaction Documents.

11.	FINANCIAL STATEMENTS

No Financial Statements for the Issuer have been prepared for the period since its incorporation.

12.	NO DISTRIBUTIONS

In respect of the Closing Date (or thereafter as permitted under the Transaction Documents) the Issuer has not paid any dividends or made any distributions since incorporation.

13.	NO ADVERSE CHANGE

Since the date of its incorporation there has been no adverse change in the financial position or prospects of the Issuer that is material in the context of the issue of the Notes or the Residual Certificates.

14.	CONSENTS

The Issuer has obtained and maintained in effect all authorisations, approvals, licences and consents required in connection with its business and the consummation of the transactions contemplated by the Relevant Transaction Documents pursuant to any Requirement of Law or any Regulatory Direction applicable to the Issuer in the Issuer Jurisdiction and in each other jurisdiction in which the Issuer carries on business.

15.	NO GOVERNMENTAL INVESTIGATION

No governmental or official investigation or inquiry concerning the Issuer is, so far as the Issuer is aware, progressing or pending or has been threatened which may have a Material Adverse Effect on the Issuer, any Relevant Transaction Document, or any of the Assigned Rights or which may have or may during the twelve months prior to the Closing Date have had a significant effect on the financial position of the Issuer.

PART 2

TRANSACTION DOCUMENT REPRESENTATIONS AND WARRANTIES OF THE ISSUER

1.	CORPORATE POWER

The Issuer has the requisite power and authority to:

1.1	enter into each Relevant Transaction Document; and

1.2	create and issue the Notes and the Residual Certificates and the Security,

and to undertake and perform the obligations expressed to be assumed by it therein.

2.	AUTHORISATION

All acts, conditions and things required to be done, fulfilled and performed in order:

2.1

to enable the Issuer lawfully to issue, distribute and perform the terms of the Notes in accordance with the selling restrictions set out in schedule 1 (Selling Restrictions) of the Note Purchase Agreement;

2.2	to enable the Issuer lawfully to enter into each Relevant Transaction Document;

2.3	to enable the Issuer lawfully to exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Relevant Transaction Documents;

2.4	to ensure that the obligations expressed to be assumed by it in the Notes, the Residual Certificates and the Relevant Transaction Documents are legal, valid, binding and enforceable against it; and

2.5	to make the Notes and the Relevant Transaction Documents admissible in evidence in the Issuer Jurisdiction,

have been done, fulfilled and performed and are in full force and effect or, as the case may be, have been effected, and no steps have been taken to challenge, revoke or cancel any such authorisation obtained or effected.

3.	EXECUTION

The Relevant Transaction Documents have been duly executed by the Issuer.

4.	NO BREACH OF LAW OR CONTRACT

The entry by the Issuer into and the execution (and, where appropriate, delivery) of the Relevant Transaction Documents, the issue of Notes and the Residual Certificates and, if required to be executed and delivered, the Definitive Notes in respect of the Notes and the Definitive Residual Certificates in respect of the Residual Certificates and the performance by the Issuer of its obligations under the Relevant Transaction Documents, the issue of the Notes and such Definitive Notes and the Residual Certificates and such Definitive Residual Certificates do not and will not conflict with or constitute a breach or infringement of any of the terms of, or constitute a default by the Issuer under:

4.1	the Issuer’s constitutive documents;

4.2	any Requirement of Law or any Regulatory Direction; or

4.3	any agreement, indenture, contract, mortgage, deed or other instrument to which the Issuer is a party or which is binding on it or any of its assets.

5.	VALID AND BINDING OBLIGATIONS

The obligations expressed to be assumed by the Issuer under the Relevant Transaction Documents (other than the Notes and the Residual Certificates) are legal and valid obligations, binding on it and enforceable against it in accordance with their terms, except:

5.1	as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally;

5.2	as such enforceability may be limited by the effect of general principles of equity; and

5.3	obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891.

6.	NOTES AND RESIDUAL CERTIFICATES VALID AND BINDING

The Note Certificates will, upon execution, due authentication and delivery, constitute legal and valid obligations, binding on it and enforceable against it in accordance with their terms, except:

6.1	as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally;

6.2	as such enforceability may be limited by the effect of general principles of equity; and

6.3	obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891.

7.	STATUS OF NOTES AND RESIDUAL CERTIFICATES

7.1	The Notes and the Residual Certificates will constitute secured obligations of the Issuer in accordance with the terms of the Deed of Charge.

7.2

The Class A Notes rank and will at all times rank pari passu and rateably without preference or priority amongst themselves and the Class B Notes rank and will at all times rank pari passu and rateably without preference or priority amongst themselves.

7.3	Payments of interest due on the Class A Notes will rank in priority to payments of interest due on the Class B Notes.

7.4	Payments of principal due on the Class A Notes will rank in priority to payments of principal due on the Class B Notes.

7.5

The Residual Certificates rank pari passu without preference or priority among themselves in relation to payment of Residual Payments, but subordinate to all payments due in respect of the Notes, as provided in the Residual Certificates Conditions and the Transaction Documents.

8.	ARMS’ LENGTH TRANSACTIONS

The Relevant Transaction Documents to which the Issuer is a party have been entered into by the Issuer in good faith for the benefit of the Issuer and on arms’ length commercial terms.

9.	CROSS DEFAULT

The Issuer is not in breach of or default under any agreement, indenture, contract, mortgage, deed or other instrument to which it is a party or which is binding on it or any of its assets to an extent or in a manner which would be reasonably likely to have a Material Adverse Effect on the Issuer, any Relevant Transaction Document, any of the Assigned Rights or the Notes.

10.	COMPLIANCE WITH RELEVANT TRANSACTION DOCUMENTS

The Issuer has complied with the terms of the Relevant Transaction Documents.

11.	SECURITY

The Deed of Charge validly creates the Encumbrances in respect of the assets of the Issuer which it purports to create and with the ranking specified in the Deed of Charge.

12.	ENCUMBRANCES VALID AND BINDING

The Encumbrances created by the Deed of Charge are legal and valid obligations, binding on it and enforceable against it in accordance with their respective terms and not liable to be avoided or otherwise set aside in the event of any Insolvency Event in relation to the Issuer.

13.	RANKING OF CLAIMS

The claims of the Secured Creditors against the Issuer will rank in priority to the claims of unsecured creditors of the Issuer as provided in the Deed of Charge.

14.	CHOICE OF LAW

14.1	The choice of English law as the governing law of the Transaction Documents will be recognised and enforced in the Issuer Jurisdiction; and

14.2	any judgment obtained in England and Wales in relation to any Transaction Document will be recognised and enforced in the Issuer Jurisdiction.

15.	REQUIRED CONSENTS

The Issuer does not require the consent of any other party or the consent, licence, approval or authorisation of any Governmental Authority or the filing, recording or enrolling of any Transaction Document with any court or other authority in England in connection with the creation and issue of the Notes and the Residual Certificates, or the entering into or performance of the Relevant Transaction Documents other than the Required Consents in relation to the Issuer which have not been revoked or suspended and which are in full force and effect and the Issuer has complied with any conditions which apply to the Required Consents in relation to the Issuer.

16.	NO REVOCATION OF REQUIRED CONSENTS

The Issuer is not aware of any circumstance which indicates that any Required Consent of the Issuer is likely to be terminated or revoked or not renewed.

17.	STAMP, REGISTRATION AND SIMILAR TAXES

Under the laws of the Issuer Jurisdiction, it is not necessary that any stamp, registration or similar tax be paid on or in relation to the Relevant Transaction Documents or any of them.

18.	WITHHOLDING TAX

Under the laws of the Issuer Jurisdiction the Issuer will not be required to make any Tax Deduction from any payment it may make under the Notes, the Residual Certificates or any Relevant Transaction Documents (including interest accruing after a payment default), subject to, in the case of manufactured payments under the Repurchase Agreement, the Issuer having received a direction given by the Commissioners of Revenue & Customs under Regulation 2 of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488) with respect to such payments.

19.	ACCURACY OF INFORMATION

All Relevant Information supplied by the Issuer to the Trustee in connection with the execution of the Relevant Transaction Documents and the issue of the Notes and of the Residual Certificates and the performance of the obligations of the Issuer under the Relevant Transaction Documents and in respect of the Notes and of the Residual Certificates is true and accurate in all respects and is not misleading because of any omission or ambiguity or for any other reason.

20.	LISTING DOCUMENT

20.1	The Listing Document contains all information regarding the Issuer and the Notes which is (in the context of the issue of the Notes) material;

20.2	such information is true and accurate in all material respects and not misleading in any material respect;

20.3	any opinions, predictions and intentions expressed in the Listing Document on the part of the Issuer are honestly held or made and are not misleading in any material respect;

20.4	the Listing Document does not omit to state any material fact necessary to make such information, opinions, predictions or intentions (in such context) not misleading in any material respect; and

20.5	all proper enquiries have been made by or on behalf of the Issuer to ascertain and to verify the foregoing.

21.	GENERAL DUTY OF DISCLOSURE

The Listing Document contains all such information as is necessary to enable investors to make an informed assessment of the assets and liabilities, financial position, profits and losses and prospects of the Issuer and of the rights attaching to the Notes.

22.	APPROVAL OF LISTING DOCUMENT

Applications have been made or will be made within 5 Business Days of the Closing Date for each class of Notes to be admitted to listing on the Official List of TISE.

23.	EVENTS OF DEFAULT, POTENTIAL NOTE EVENT OF DEFAULT

No Potential Note Event of Default or Note Event of Default has occurred.

24.	SECURITIES PORTFOLIO

On the Closing Date, the Issuer will be the beneficial owner of the Securities Portfolio to be acquired by it on the Closing Date pursuant to the Repurchase Agreement.

25.	OFAC SANCTIONS AND ANTI-CORRUPTION:

Sanctions Target: the Issuer is not, nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer is currently a target of any economic sanctions administered by the Office of Foreign Assets Control of the US Department of Treasury (“OFAC”) or any other US, EU, United Nations or UK economic sanctions (“Sanctions Target”) and will not lend, invest, contribute or otherwise make available the proceeds of the offering of the Notes to or for the benefit of any then-current Sanctions Target; and

Anti-corruption: neither the Issuer nor, to the best of the knowledge of the Issuer, any director, officer, agent, employee, affiliate of or person acting on behalf of the Issuer has engaged in any activity or conduct which would violate any applicable anti-bribery or anti-corruption law or regulation.

26.	BANKING ACT

The Issuer is not a holding company of a bank, a building society or a credit union, or a group undertaking of any such entities as such terms are defined in Part 1 of the Banking Act 2009.

SCHEDULE 6

ISSUER COVENANTS

PART 1

CORPORATE COVENANTS OF THE ISSUER

The Issuer shall:

1.	FINANCIAL STATEMENTS

1.1	Preparation of Financial Statements

cause to be prepared in respect of each of its financial years, Financial Statements in such form as will comply with the requirements for the time being of the Companies Acts;

1.2	Delivery of Financial Statements

as soon as the same become available, but in any event by the Accounts Final Delivery Date, deliver to the Servicer and the Trustee two copies of its Financial Statements for such financial year and deliver to the Servicer and the Trustee as soon as practicable following the issue or giving of the same two copies of every balance sheet, profit and loss account, source and application of funds statement (if any), report or other notice, statement, circular or document issued or given to any holder of securities or creditors generally of the Issuer;

1.3	Certificate to accompany Financial Statements

on the Calculation Date immediately preceding each anniversary of the Closing Date and otherwise forthwith on request by the Trustee deliver a certificate signed by two directors of the Issuer stating that no Note Event of Default or Potential Note Event of Default has occurred (or, if such is not the case, specifying the particulars of any Note Event of Default);

2.	CONDUCT

at all times carry on and conduct its affairs in a proper and efficient manner in compliance with any Requirement of Law and any Regulatory Direction from time to time in force in the Issuer Jurisdiction or in any other jurisdiction in which it carries on business and in compliance with its constitutive documents;

3.	CONSENTS

obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents necessary under any Requirement of Law and any Regulatory Direction from time to time in force in the Issuer Jurisdiction or in any other applicable jurisdiction;

3.1	in connection with its business; and

3.2

to enable it lawfully to enter into and perform its obligations under the Relevant Transaction Documents or to ensure the legality, validity, enforceability or admissibility in evidence in the Issuer Jurisdiction of the Relevant Transaction Documents including any registration required under the Companies Acts;

4.	AUTHORISED SIGNATORIES

deliver to the Trustee (with a copy to the Servicer) on the Closing Date and thereafter upon any change of the same, a list of Authorised Signatories of the Issuer together with a specimen signature of each Authorised Signatory;

5.	REGISTERED OFFICE, HEAD OFFICE AND CENTRE OF MAIN INTERESTS

maintain its registered office, its head office and its “centre of main interests”, as that term is used in Article 3(1) of the Recast EU Insolvency Regulation, in England and will not move such offices to another jurisdiction;

6.	BOARD MEETINGS, MANAGEMENT AND ADMINISTRATION

hold all meetings of the board of directors of the Issuer in the United Kingdom and not hold any such meeting outside the United Kingdom and procure that the Issuer’s management, the places of residence of the directors of the Issuer and the place where the Issuer effects its central management and decision making are all, at all times, situated in the United Kingdom;

7.	NO FOREIGN ESTABLISHMENT

not establish any “establishment”, as that term is used in Article 2(10) of the Recast EU Insolvency Regulation, outside of England.

8.	GENERAL NEGATIVE COVENANTS

not until after the Final Discharge Date, save to the extent permitted by the Relevant Transaction Documents or with the prior written consent of the Trustee:

8.1	carry on any business or enter into any documents other than those contemplated by the Relevant Transaction Documents;

8.2

except as contemplated by the Transaction Documents, sell, convey, transfer, lease, assign or otherwise dispose of or agree or attempt or purport to sell, convey, transfer, lease or otherwise dispose of or use, invest or otherwise deal with any of its properties, assets or undertaking or grant any option or right to acquire the same;

8.3

grant, create or permit to exist any Encumbrance over (including the grant of security or trust over or the occurrence of execution or diligence in respect of) the Assigned Rights other than any Permitted Encumbrance;

8.4	pay dividends or make other distributions to its members out of profits available for distribution and then only in the manner permitted by its constitutive documents and by applicable laws;

8.5	incur or permit to subsist any indebtedness whatsoever;

8.6

make any loans, grant any credit or give any guarantee or indemnity to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person;

8.7	consolidate or merge with any other person;

8.8	surrender any losses to any other company;

8.9	have any employees or premises or have any subsidiary undertaking (as defined in Section 1162 of the Companies Act 2006) or become a director of any company;

8.10

have an interest in any bank account other than the Issuer Accounts and the bank account opened to hold its share capital and annual profit unless such account or interest is charged to the Trustee on terms acceptable to it;

8.11	amend, supplement or otherwise modify its constitutive documents; and

8.12	permit the validity or effectiveness of the Trust Documents or of the Security to be impaired or to be amended, hypothecated, subordinated, terminated or discharged.

9.	SECURITISATION COMPANY

9.1

enter into the transactions envisaged by the Relevant Transaction Documents and, in accordance with the terms of those documents, and will not undertake any other activities (and in particular it will not own any shares or other interest in another company, have any employees or act as guarantor of any liability of any nature whatsoever of any other company), and any activity undertaken by it otherwise than in accordance with the Relevant Transaction Documents and the transactions actually entered into by it is or will be (as appropriate) an activity that is incidental to the Issuer’s acquisition, holding and management of financial assets forming the whole or part of the security for the Notes and Residual Certificates.

9.2

not take any action which would be inconsistent with it being and remaining a note-issuing company as defined in the Taxation of Securitisation Companies Regulations 2006 (SI 2006/3296) or that would cause it to cease to be taxed in accordance with regulation 14 of those Regulations.

PART 2

TRANSACTION DOCUMENT COVENANTS OF THE ISSUER

The Issuer shall:

1.	COMPLIANCE WITH RELEVANT TRANSACTION DOCUMENTS

at all times comply with and perform all its obligations under the Relevant Transaction Documents and the Notes and Residual Certificates and use all reasonable endeavours to procure that the other Transaction Parties, other than the Trustee, comply with and perform all their respective obligations under the Relevant Transaction Documents;

2.	EXERCISE RIGHTS

preserve and/or exercise and/or enforce its rights under and pursuant to the Notes, the Residual Certificates and the Relevant Transaction Documents;

3.	DEALING WITH TRUSTEE

3.1	Inspection by Trustee

upon reasonable notice, during normal business hours allow the Trustee and any persons appointed by the Trustee access to such books of account and other business records as relate to the Assigned Rights or the Benefit of the Assigned Rights as the Trustee or any such persons may reasonably require;

3.2	Information to Trustee

at all times give to the Trustee such information, opinions, certificates and other evidence as the Trustee and any persons appointed by the Trustee shall reasonably require (and which it is reasonably practicable to produce) for the purposes of the discharge of the duties, trusts, powers, authorities and discretions vested in the Trustee by or pursuant to the Trust Deed or any other Relevant Transaction Document;

4.	NOTIFICATION OF BREACH OF ISSUER WARRANTIES AND UNDERTAKINGS

immediately notify the Servicer, the Trustee if the Issuer becomes aware of any breach of the Issuer Warranties or of any breach of any undertaking given by the Issuer in any Relevant Transaction Documents;

5.	LEGAL PROCEEDINGS

5.1	Notification of Legal Proceedings

if any legal proceedings are instituted against it by any of its creditors or in respect of any of the Assigned Rights, including any litigation or claim calling into question in any material way the Issuer’s interest therein, immediately:

5.1.1	notify the Servicer and the Trustee of such proceedings; and

5.1.2	notify the court and any receiver appointed in respect of the property the subject of such proceedings of the interests of the Trustee in the Assigned Rights;

5.2	Join in Legal Proceedings

if the Trustee so requires the Issuer will join in any legal proceedings brought by the Trustee against any person;

6.	EXECUTION OF FURTHER DOCUMENTS

perform any act required by any Requirement of Law or any Regulatory Direction to be performed, and so far as permitted by applicable law, execute such further documents and perform such further acts as may be incidental to, or necessary in the opinion of the Trustee to give effect to, the Relevant Transaction Documents;

7.	NOTIFICATION OF NOTE EVENT OF DEFAULT

deliver notice to the Trustee forthwith upon becoming aware of any Note Event of Default or Potential Note Event of Default without waiting for the Trustee to take any further action;

8.	NO ENCUMBRANCES

not create or permit to subsist any Encumbrance in respect of the Issuer Accounts or any assets of the Issuer other than pursuant to the Deed of Charge;

9.	NO VARIATION AND TERMINATION OF RELEVANT TRANSACTION DOCUMENTS

not until the Final Discharge Date, save to the extent permitted by the Relevant Transaction Documents or with the prior written consent of the Trustee:

9.1	terminate, repudiate, rescind or discharge any Relevant Transaction Document;

9.2	vary, novate, amend, modify or waive any provision of any Relevant Transaction Document; or

9.3

permit any person who has obligations under the Relevant Transaction Documents to be released from such obligations other than in accordance with the terms of the applicable Relevant Transaction Document and any applicable Requirement of Law or Regulatory Direction; and

10.	REQUIRED CONSENTS

effect all Required Consents in respect of the Issuer and file, record or enrol each Relevant Transaction Document required to be filed, recorded or enrolled with any court or other authority in England and ensure that such Required Consents and such other filings, recordings or enrolments are at all times maintained in accordance with any applicable Requirement of Law or Regulatory Direction.

PART 3

ASSET COVENANTS OF THE ISSUER

The Issuer shall:

1.	BOOKS OF ACCOUNT

maintain, or procure that the Servicer maintains, clear and unambiguous records and books of account in respect of the Assigned Rights and all amounts received in respect of the Assigned Rights;

2.	NOTIFICATION OF LITIGATION

promptly notify the Servicer and the Trustee if the Issuer receives, after the Closing Date in respect of any Assigned Rights, any notice of any litigation in relation to any of such Assigned Rights including any litigation or claim calling into question in any material way the Issuer’s interest in any Assigned Rights;

3.	PARTICIPATION IN LITIGATION

if reasonably required to do so by the Servicer or the Trustee, participate in or join in and lend its name to, and take such other steps as may be required by the Servicer or the Trustee (as the case may be) in relation to any action (through the courts or otherwise) relating to any Assigned Rights after the Closing Date in respect of such Assigned Rights, including participation in any legal proceedings to the extent necessary for defending or contesting any litigation in relation to such Assigned Rights including any litigation or claim calling into question the Issuer’s interest in any such Assigned Rights;

4.	INTERESTS IN THE ASSIGNED RIGHTS

at all times own and exercise its rights in respect of the Assigned Rights and its interest in the Assigned Rights and perform and comply with its obligations in respect of the Assigned Rights under the terms of the Relevant Transaction Documents;

5.	FURTHER ACTION

perform any act incidental to or necessary in connection with the other covenants contained in Part 1, Part 2 and Part 3 of this Schedule 6 or any act required by any law, regulation or order of any court to be performed; and

6.	NEGATIVE COVENANT

not until the Final Discharge Date, save to the extent permitted by the Transaction Documents, permit any person other than the Issuer and the Trustee to have any interest in the Assigned Rights.

PART 4

COVENANTS OF THE ISSUER IN RESPECT OF THE NOTES

The Issuer shall:

1.	LISTING

1.1	use all reasonable endeavours to procure the admission of the Notes to listing on TISE and to maintain such admission until none of the Notes is outstanding;

1.2

if it is impracticable or unduly burdensome to maintain the admission of the Notes to listing on TISE, use all reasonable endeavours to procure and maintain a listing for or quotation or trading of the Notes on such other stock exchange or exchanges as it may (with the approval of the Trustee) decide provided such other stock exchange is a recognised stock exchange for the purpose of section 1005 of the Income Tax Act 2007;

2.	ASCERTAINING THE OUTSTANDING AMOUNTS OF THE NOTES

upon receiving a written request from the Trustee, and subject to the Registrar providing the Issuer with the necessary information it has available to in accordance with the Transaction Documents, deliver to the Trustee a certificate of the Issuer (signed on its behalf by two Authorised Signatories) setting out the total number and aggregate Principal Amount Outstanding of the outstanding Notes which:

2.1	up to and including the date of such certificate have been purchased by the Issuer and cancelled in accordance with the Agency Agreement; and

2.2

at the date of such certificate are held by any person for the benefit of the Issuer or, so far as the Issuer is aware, the Seller any of the Seller’s holding companies or any subsidiaries of any of the Seller’s holding companies (without being required to make enquiries other than of its holding companies or the Seller);

3.	NOTICES TO NOTEHOLDERS

send or procure to be sent to the Trustee not less than three days prior to the date of publication, for the Trustee’s approval, one copy of each notice to be given to the Noteholders in accordance with the Conditions and not publish such notice without such approval and, upon publication, send to the Trustee a copy of such notice (such approval, unless so expressed, not to constitute approval of such notice for the purposes of Section 21 of the FSMA), provided that this Paragraph shall not apply to the submission of the Issuer’s Financial Statements with The International Stock Exchange;

4.	NOTIFICATION OF NON PAYMENT

procure that the Paying Agent notifies the Trustee forthwith if it does not, on or before the due date for payment in respect of the Notes, receive unconditionally the full amount in Sterling, euro or U.S. dollars of the monies payable on such due date on all such Notes;

5.	NOTIFICATION OF LATE PAYMENT

if unconditional payment to the Paying Agent or the Trustee of any sum due in respect of the Notes is made after the due date for such payment, forthwith give notice to the Noteholders in accordance with the Conditions that such payment has been made;

6.	NOTIFICATION OF REDEMPTION OR REPAYMENT

not less than the number of days specified in the relevant Conditions prior to the redemption or repayment date in respect of any Note, give to the Trustee notice in writing of the amount of such redemption or repayment pursuant to the Conditions;

7.	TAX OR OPTIONAL REDEMPTION

if the Issuer gives notice to the Trustee that it intends to redeem the Notes pursuant to Condition 8.3 (Optional Redemption in whole for taxation reasons) prior to giving such notice to the Noteholders, provide such information to the Trustee as the Trustee requires in order to satisfy itself of the matters referred to in those Conditions;

8.	LIABILITY TO TAX

promptly give notice to the Trustee:

8.1	if it is required by law to effect a Tax Deduction in respect of any payment due in respect of the Notes or the Residual Certificates; or

8.2	if it ceases to be taxable in accordance with Regulation 14 of the Taxation of Securitisation Company Regulations 2006 (SI 2006/3296),

and take such action as may be required by the Trustee in respect thereof; and

9.	CHANGE OF AGENTS

give not less than 14 days prior notice to the Noteholders in accordance with the Notices Condition of any future appointment or any resignation or removal of any Agent or of any change by any Agent of its Specified Office.

SCHEDULE 7

SECURITISATION REGULATION COVENANTS OF THE ISSUER, THE SELLER AND THE SERVICER

1.	Designated entity

The Seller as the originator and the Issuer as the SSPE (each for the purposes of the Securitisation Regulation) have agreed that the Issuer shall act as the ‘designated entity’ for the purposes of Article 7(2) of the Securitisation Regulation and will either fulfil such requirements itself or shall procure that such requirements are complied with on its behalf.

2.	Transaction summary

The Seller represents that the information contained in the transaction summary provided in accordance with Article 7(1)(c) of the Securitisation Regulation on or around the Closing Date to the Class A Noteholder and the Class B Noteholder is true and accurate in all material aspects.

2.1	Transparency

2.2

The Issuer (as the SSPE for the purposes of the Securitisation Regulation) represents and undertakes to the Class A Noteholder that it will use commercially reasonable efforts to procure that the Servicer will use commercially reasonable efforts to provide any information which is required to be made available by the Issuer pursuant to and at the times and in the manner required by Articles 7(1)(a), (c), (e) and (g) of the Securitisation Regulation (subject to the provisions of Article 43(8) of the Securitisation Regulation);

2.3

the Servicer represents and undertakes to the Class A Noteholder that it will use commercially reasonable efforts to provide any information which is required to be made available by the Issuer pursuant to and at the times and in the manner required by Articles 7(1)(a), (e) and (g) of the Securitisation Regulation (subject to the provisions of Article 43(8) of the Securitisation Regulation);

2.4

the Servicer represents and undertakes to the Class A Noteholder that it will use commercially reasonable efforts to provide any information reasonably requested by the Class A Noteholder provided that the Class A Noteholder has confirmed to the Seller that such information is being sought strictly for the purposes of it complying with its obligations under Article 5 of the Securitisation Regulation arising from a mandatory requirement of any regulatory authority having jurisdiction on the Class A Noteholder after the Closing Date; and

2.5

in each case subject to any requirement of law and subject to and in accordance with any guidance and any transitional provision that is then current and issued by the European Banking Authority, the European Insurance and Occupational Pensions Authority, the European Securities and Markets Authority, the European Commission, the FCA and/or any successor regulator and provided that neither the Issuer nor the Servicer will be in breach of such undertaking if it fails to so comply due to events, actions and/or circumstances beyond its control.

SCHEDULE 8

NOTICE DETAILS

The address referred to in Paragraph 18 (Notices) of the Common Terms is:

1.	in the case of the Seller:

	To:	ACREFI B, LLC

	Address:	C/o Corporation Service Company
251 Little Falls Drive
Wilmington, DE 19808

Attention:

	With a copy to:	Apollo Global Management LLP
25 St George Street
London W1S 1FS

Tel:

Email:

Attention:

2.	in the case of the Issuer:

	Address:	ACRE Debt 2 PLC

Fax:

Email:

	Attention:	The Directors

3.	in the case of the Servicer:

	To:	ACREFI Management, LLC

	Address:	C/o Corporation Service Company
251 Little Falls Drive
Wilmington, DE 19808

Attention:

	With a copy to:	Apollo Global Management LLP
25 St George Street
London W1S 1FS

Tel:

Email:

Attention:

4.	in the case of the Trustee:

	To:	U.S. Bank Trustees Limited

	Address:	125 Old Broad Street, Fifth Floor, London EC2N 1AR

Fax:

Email:

	Attention:	Structured Finance Relationship Management

5.	in the case of the Account Bank, the Note Calculation Agent, the Paying Agent and the Registrar:

	To:	Elavon Financial Services D.A.C., UK Branch

	Address:	5th Floor, 125 Old Broad Street, London EC2N 1AR

Fax:

Email:

	Attention:	Structured Finance Relationship Management

6.	in the case of the Cash Manager:

	To:	U.S. Bank Global Corporate Trust Limited

	Address:	5th Floor, 125 Old Broad Street, London EC2N 1AR

Fax:

Email:

	Attention:	Structured Finance Relationship Management

7.	in the case of the Realisation Agent:

	To:	Barclays Bank PLC

	Address:	5 The North Colonnade, Canary Wharf, London, E14 4BB

Fax:

Email:

Attention:

8.	in the case of the Corporate Services Provider:

	To:	TMF Global Services (UK) Limited

	Address:	8th Floor 20 Farringdon Street, London, United Kingdom, EC4A 4AB

Fax:

Email:

	Attention:	The Transaction Team

SCHEDULE 9

ACCOUNT DETAILS

Seller GBP Account Details

Seller EUR Account Details

GBP Transaction Account Details

EUR Transaction Account Details

USD Transaction Account Details

EUR Cash Margin Account Details

GBP Cash Margin Account Details

USD Cash Margin Account Details

EUR Income Account Details

GBP Income Account Details

USD Income Account Details

THIS INCORPORATED TERMS MEMORANDUM has been signed on or about 30 June 2020

BY:

The Issuer

SIGNED and DELIVERED	)
as a DEED by	)
ACRE DEBT 2 PLC	)
acting by its two duly authorised	)
signatories	)

/s/	Authorised Signatory

/s/	Authorised Signatory

Holdings

SIGNED and DELIVERED	)
as a DEED by	)
ACRE DEBT HOLDINGS LIMITED	)
acting by its two duly authorised	)
signatories	)

/s/	Authorised Signatory

/s/	Authorised Signatory

Signature page to the Incorporated Terms Memorandum

The Seller

SIGNED and DELIVERED	)	/s/
as a DEED by	)
ACREFI B, LLC	)
by	)
Authorised Person	)

The Servicer

SIGNED and DELIVERED	)	/s/
as a DEED by	)
ACREFI BN, LLC	)
by	)
Authorised Person	)

The Account Bank, Registrar, Paying Agent and Note Calculation Agent

SIGNED and DELIVERED	)
as a DEED by	)
ELAVON FINANCIAL SERVICES	)
D.A.C., UK BRANCH	)
acting by its two duly authorised	)
signatories

/s/	Authorised Signatory

/s/	Authorised Signatory

Signature page to the Incorporated Terms Memorandum

The Cash Manager

SIGNED and DELIVERED	)
as a DEED by	)
U.S. BANK GLOBAL CORPORATE	)
TRUST LIMITED	)
acting by its two duly authorised	)
signatories

/s/	Authorised Signatory
Authorised Signatory

/s/	Authorised Signatory
Authorised Signatory

The Trustee

SIGNED and DELIVERED	)
as a DEED by	)
U.S. BANK TRUSTEES LIMITED	)
acting by its duly authorised signatories

/s/	Authorised Signatory
Authorised Signatory

/s/	Authorised Signatory
Authorised Signatory

Signature page to the Incorporated Terms Memorandum

The Realisation Agent

EXECUTED and DELIVERED as a DEED by
BARCLAYS BANK PLC acting by its authorised signatory	/s/
Authorised Signatory

Witnessed by:	/s/
Witness

Name:
Address: 5 The North Colonnade
London
E14 4BB

The Corporate Services Provider

SIGNED and DELIVERED	)
as a DEED by	)
TMF GLOBAL SERVICES (UK) LIMITED	)
acting by its two duly authorised	)
signatories	)

/s/	Authorised Signatory

/s/	Authorised Signatory

Signature page to the Incorporated Terms Memorandum

The Class A Noteholder

EXECUTED and DELIVERED as a DEED by
BARCLAYS BANK PLC acting by its authorised signatory	/s/
Authorised Signatory

Witnessed by:	/s/
Witness

Name:

Address: 5 The North Colonnade
London
E14 4BB

/s/

The Class B Noteholder

SIGNED and DELIVERED as a DEED by
ACREFI B, LLC by
Authorised Person

/s/

The Certificateholder SIGNED and DELIVERED as a DEED by ACREFI B, LLC by Authorised Person

/s/

Signature page to the Incorporated Terms Memorandum